As filed with the Securities and Exchange Commission on April 5, 2006
                                            1933 Act Registration No. 333-35784
                                            1940 Act Registration No. 811-05721
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                      POST-EFFECTIVE AMENDMENT NO. 14 /X/

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /

                             AMENDMENT NO. 105 /X/

                  Lincoln National Variable Annuity Account H
                           (Exact Name of Registrant)

                          American Legacy III C Share

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           1300 South Clinton Street
                              Post Office Box 1110
                           Fort Wayne, Indiana 46801
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                           Dennis L. Schoff, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                              Fort Wayne, IN 46801
                    (Name and Address of Agent for Service)

                                    Copy to:

                          Mary Jo Ardington, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                             Fort Wayne, IN 46801

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/x/ immediately upon filing pursuant to paragraph (b) of Rule 485 / / on _______________, pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485 / / on _________________, pursuant to paragraph (a)(1) of Rule 485

                     Title of Securities being registered:
           Interests in a separate account under individual flexible
                  payment deferred variable annuity contracts.

                   The Lincoln National Life Insurance Company
                   Lincoln National Variable Annuity Account H
                            American Legacy III C Share

                         Supplement dated April 5, 2006
                       to the Prospectus dated May 1, 2005
          as supplemented May 11, 2005, June 20, 2005, August 5, 2005,
   September 16, 2005, August 29, 2005, October 20, 2005, and October 27, 2005

Please keep this Supplement with your current American Legacy III C Share Variable Annuity Prospectus and retain it for reference. This Supplement provides for the following:
o i4LIFE(R) Advantage (hereinafter referred to as "i4LIFE") to update and replace the i4LIFE section and disclosure in your prospectus;
o 4LATERSM Advantage (hereinafter referred to as "4LATER") which provides a Guaranteed Income Benefit in the future
o i4LIFE Guaranteed Income Benefit to update and replace this section in your prospectus and add a new feature, the automatic 3-year step-up; and
o Investment Requirements applicable to certain features of variable annuity contracts.

Note: If you elect 4LATER, the Lincoln SmartSecuritySM Advantage or i4LIFE Advantage or i4LIFE subject to certain requirements for your subaccount investments. You may be limited in how much you can invest in certain subaccounts. Please see the section titled Investment Requirements in Section IV of this Supplement for specific details.

i4LIFE is a payout option for your annuity that provides variable, regular income payments for your life. You elect i4LIFE when you are ready to begin receiving income payments. Information about i4LIFE is set forth in Section I of this Supplement. The amount of your regular income payment is based on the Account Value on the periodic income commencement date and other factors set forth in the Section I. Currently an optional Guaranteed Income Benefit is available for purchase when you elect i4LIFE. This i4LIFE Guaranteed Income Benefit provides a minimum payout floor for your regular income payments. This calculation, which is based on the contract value when you elect i4LIFE, is described in Section III of this Supplement. However, there is no guarantee that this Guaranteed Income Benefit will be available for purchase in the future.

If you plan to elect i4LIFE in the future, and are interested in a minimum payout floor through a Guaranteed Income Benefit, you may want to consider purchasing 4LATER currently. 4LATER , discussed in Section II, is a way to guarantee today a minimum payout floor in the future for the i4LIFE regular income payments. 4LATER provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity (adjusted for withdrawals). Then, when i4LIFE is elected, 4LATER provides a Guaranteed Income Benefit that is based on the greater of the Income Base or the contract value at the time i4LIFE is elected. As mentioned above, if you wait to elect the i4LIFE Guaranteed Income Benefit at the time i4LIFE begins, your minimum payout floor will be based on the contract value at the time of the election.

NOTE: You must elect i4LIFE in the future to receive a benefit from the 4LATER Rider. 4LATER must be in effect at least one year before you elect i4LIFE.


Expense Table


The following table describes the fees and expenses that you will pay periodically during the time that you own the contract and replaces this particular table in your prospectus. Refer to your prospectus for fees and expenses that apply when you purchase or surrender your contract or that apply to the underlying funds are included in your prospectus.

Accumulation Phase (Prior to the Periodic Income Commencement Date):

Annual Account Fee:  $30*

Separate Account Annual Expenses (as a daily percentage of average account value):

                                                                         Enhanced
                                                 With Estate        Guaranteed Minimum    Guarantee of    Account Value
                                             Enhancement Benefit      death benefit         Principal     death benefit
                                                Rider (EEB)              (EGMDB)         death benefit
                                                 -----------         -----------------    ------------    --------------
          o    Mortality and expense
               risk charge                          2.05%                  1.85%              1.60%           1.55%
          o    Administrative charge                0.10%                  0.10%              0.10%           0.10%
                                                    -----                  -----              -----           -----
          o    Total annual charge **               2.15%                  1.95%              1.70%           1.65%

         *The annual account fee will be waived if your contract value is $100,000 or more at the end of any particular year. This account fee may be less in some states and will be waived after the fifteenth contract year.
         **For contracts purchased before June 6, 2005 (or later in those states that have not approved the contract changes), the total annual charges are as follows: EEB 1.85%; EGMDB 1.65%; Guarantee of Principal 1.55%; Account Value N/A.

Optional Rider Charges:

          Lincoln SmartSecuritySM Advantage:
                                                            Lincoln SmartSecuritySM          Lincoln SmartSecuritySM
                                                          Advantage - 5 year Elective     Advantage - 1 Year Automatic
                                                                 Step-Up option                  Step-Up option
          o    Guaranteed maximum annual
               percentage charge*                                    0.95%                            1.50%
          o    Current annual percentage charge*                     0.45%                            0.65%

         *The annual percentage charge is calculated based on the Guaranteed Amount (initial purchase payment or contract value at the time of election) as adjusted for purchase payments, step-ups and withdrawals. This charge is deducted from contract value on a quarterly basis. See Charges and other deductions - Rider charges in the prospectus for further information.


         4LATERSM Advantage:

          o  Guaranteed maximum annual percentage charge*                 1.50%
          o  Current annual percentage charge*                            0.50%

         *The annual percentage for the 4LATERSM Advantage charge is multiplied by the Income Base (initial purchase payment or contract value at the time of election) as adjusted for purchase payments, automatic 15% Enhancements, Resets and withdrawals. The 4LATER charge is deducted from the subaccounts on a quarterly basis.


The following contract charges apply only when your contract is in the annuity payout phase. Either the 4LATER Guaranteed Income Benefit or the i4LIFE Guaranteed Income Benefit charge, if elected, is added to the i4LIFE charge and the total is deducted from your average account value.

i4LIFE Payout Phase (On and After the Periodic Income Commencement Date):

         i4LIFE(R) Advantage (as a daily percentage of average account value):

                                                       Enhanced Guaranteed      Guarantee of
                                                      Minimum death benefit       Principal       Account Value
                                                             (EGMDB)            death benefit     death benefit
          o        Annual charge                              2.35%                 2.10%             2.05%

         **For contracts purchased before June 6, 2005 (or later in those states who have not approved the contract changes), the total charges for i4LIFE without GIB are as follows: EGMDB 2.10%; Guarantee of Principal 1.95%; Account Value 1.90%.

Optional Rider Charges:

         4LATERSM Advantage Guaranteed Income Benefit (as a daily percentage of average account value):

          o  Guaranteed maximum annual percentage charge                  1.50%
          o  Current annual percentage charge                             0.50%


         i4LIFE(R) Guaranteed Income Benefit (as a daily percentage of average account value):

          o  Guaranteed maximum annual percentage charge                  1.50%
          o  Current annual percentage charge                             0.50%

For example, if you purchase the i4LIFE EGMDB for 1.30% with the 4LATER Guaranteed Income Benefit at a maximum charge of 1.50%, your total annual charge is 2.80%.

Section I.   i4LIFE
The following discussion updates and replaces the entire i4LIFE(R) Advantage section currently in your prospectus. (The discussion of the Accumulated Benefit Enhancement death benefit option is omitted because it is no longer available. Existing contractowners who have this benefit may refer to the prospectus.) i4LIFE is an optional, annuity payout rider you may elect and is separate and distinct from other annuity payout options offered under your contract and described in your prospectus.

A. What is i4LIFE?
         1. Definition of i4LIFE. i4LIFE is a payout option that provides you with variable, periodic regular income payments for life. These payouts are made during an Access Period, where you have access to the Account Value. After the Access Period ends, payouts continue for the rest of your life, during the Lifetime Income Period. I4LIFE is different from other annuity payout options provided by Lincoln because with i4LIFE, you have the ability to make additional withdrawals or surrender the contract during the Access Period. The initial regular income payment is calculated from the Account Value on the periodic income commencement date, a date no more than 14 days prior to the date you select to begin receiving the regular income payments. This option is available on non-qualified annuities and IRAs (including Roth IRAs but excluding SEP and SARSEP markets). This option, when available in your state, is subject to a charge (imposed only during the i4LIFE payout phase) computed daily on the average account value. (See Section I.A.2 below for more information about the charges.)

i4LIFE is available for contracts with a contract value of at least
$50,000 and may be elected at the time of application or at any time before an annuity payout option is elected by sending a written request to our Home Office. If you purchased 4LATER, you must wait at least one year before you can purchase i4LIFE. When you elect i4LIFE, you must choose the annuitant, secondary life, if applicable, and make several choices about your regular income payments (see Sections I.A.5 and I.A.6 below). The annuitant may not be changed after i4LIFE is elected (See i4LIFE Death Benefits in Section I.B. regarding the impact of a change to the annuitant prior to the i4LIFE election.).

i4LIFE for IRA annuity contracts is only available if the annuitant is age
59 1/2 or older at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the Internal Revenue Code provisions for required minimum distributions. Additional purchase payments may be made during the Access Period for an IRA annuity contract, unless the 4LATER Guaranteed Income Benefit or i4LIFE Guaranteed Income Benefit has been elected (see Sections II and III below). A joint payout with a secondary life is not currently available with IRAs if either the 4LATER Guaranteed Income Benefit or i4LIFE Guaranteed Income Benefit has been elected.

Additional purchase payments will not be accepted once i4LIFE becomes effective for a non-qualified annuity contract.

If i4LIFE is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your prospectus for Transfers on or before the annuity commencement date. However, once i4LIFE begins, any automatic withdrawal service will terminate. See The contracts in your prospectus.
When you elect i4LIFE you must select a death benefit option. Once i4LIFE begins, any prior death benefit election will terminate and the i4LIFE death benefit will be in effect. Existing contractowners who elect i4LIFE must choose a death benefit of equal or lesser value than the death benefit option in effect during the accumulation phase. You cannot choose a greater death benefit option with i4LIFE. The i4LIFE death benefits are discussed in Section I.B. below.

        2. i4LIFE Charges. The annual rate of the i4LIFE charge is: 2.05% for the i4LIFE Account Value death benefit; 2.10% for the i4LIFE Guarantee of Principal death benefit; and 2.35% for the i4LIFE Advantage EGMDB which is available only with non-qualified annuity contracts. The charge is computed daily as a percentage of average account value. If i4LIFE is elected at issue of the contract, i4LIFE and the charge will begin on the contract's effective date. Otherwise, i4LIFE and the charge will begin on the periodic income commencement date which is the valuation date on which the regular income payment is determined. Refer to the Charges and other deductions section of your prospectus for more information about the purpose of these charges.

         3. Access Period. At the time you elect i4LIFE, you also select the Access Period, which begins on the periodic income commencement date. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make regular income payments for the rest of your life (or the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a death benefit.

We will establish the minimum (currently 5 years) and maximum Access
Periods at the time you elect i4LIFE. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life. We may reduce or terminate the Access Period for IRA i4LIFE contracts in order to keep the regular income payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE without a Guaranteed Income Benefit. See the discussion in Sections II and III.

         4. Account Value. The initial Account Value is the contract value on the valuation date i4LIFE is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments made and any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero.
         5. Regular income payments during the Access Period. i4LIFE provides for variable, periodic regular income payments for as long as an annuitant (or secondary life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE, you will have to choose the date you will receive the initial regular income payment, the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your regular income payments. Regular income payments must begin within one year of the date you elect i4LIFE.

If you do not choose a payment frequency, the default is a monthly frequency.
In most states, you may also elect to have regular income payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level regular income payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5%, or 6% may be available. The higher the assumed investment return you choose, the higher your initial regular income payment will be and the higher the return must be to increase subsequent regular income payments. You also choose the length of the Access Period. At this time, changes can only be made on periodic income commencement date anniversaries.

Regular income payments are not subject to any applicable interest adjustments. For information regarding income tax consequences of regular income payments, please refer to Federal tax matters in your prospectus.

The amount of the initial regular income payment is determined on the periodic income commencement date by dividing the contract value (or purchase payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:

o the age and sex of the annuitant and secondary life, if applicable;
o the length of the Access Period selected;
o the frequency of the regular income payments;
o the assumed investment return you selected; and
o the 1983 'a' Individual Annuity Mortality table, modified.

The annuity factor used to determine the regular income payments reflected the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower regular income payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your regular income payments for the remainder of your life (and/or the secondary life if applicable), during the Lifetime Income Period, with no further access or death benefit.

Subsequent regular income payments during the Access Period are determined by dividing the Account Value on the applicable valuation date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. The Account Value will vary with the performance of the subaccounts selected and the interest credited on the fixed account.
The assumed investment return is the measuring point for subsequent regular income payments. Each subsequent regular income payment will fluctuate (unless the levelized option is selected). If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the regular income payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the regular income payment will decrease by approximately 3%. If a higher assumed investment return is selected, regular income payments will start at a higher level but will decrease more rapidly or increase more slowly.

Withdrawals made during the Access Period will also reduce the Account Value that is available for regular income payments, and subsequent regular income payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the annuitant or secondary life dies during the Access Period, regular income payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher regular income payment.

If the annuitant (and secondary life if applicable) dies during the Access Period, the annuity factor will be revised for a non-life contingent regular income payment and regular income payments will continue until the Account Value is fully paid out and the Access Period ends. As an alternative, a death benefit may be paid.

         6. Regular income payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or secondary life is living. Your earlier elections regarding the frequency of regular income payments, assumed investment return and the frequency of the recalculation do not change. The initial regular income payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:

o the age and sex of the annuitant and secondary life (if living);
o the frequency of the regular income payments;
o the assumed investment return you selected; and
o the 1983 'a' Individual Annuity Mortality table, modified.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the regular income payments during the Lifetime Income Period. To determine subsequent regular income payments, the contract is credited with a fixed number of annuity units equal to the initial regular income payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Subsequent regular income payments are determined by multiplying the number of annuity units per subaccount by the annuity unit value. Your regular income payments will vary based on the value of your annuity units. If your regular income payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your regular income payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the annuity units.

Regular income payments will continue for as long as the annuitant or secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular income payments vary with investment performance.

During the lifetime income period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable.

B. i4LIFE Death Benefits
         1. i4LIFE Account Value Death Benefit. The i4LIFE Account Value death benefit is available for both qualified and non-qualified annuity contracts during the Access Period. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. You may not change this death benefit once it is elected.
         2. i4LIFE Guarantee of Principal Death Benefit. The i4LIFE Guarantee of Principal death benefit is available for non-qualified contracts, and qualified contracts after April 10, 2006, during the Access Period and will be equal to the greater of:

o the Account Value as of the valuation date we approve the payment of the claim; or
o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:
   o regular income payments, including withdrawals to provide the Guaranteed Income Benefits (described in Sections II and III), reduce the death benefit by the dollar amount of the payment; and
   o all other withdrawals, if any, reduce the death benefit on either a dollar for dollar basis or in the same proportion that withdrawals reduce the contract value or Account Value, depending on the terms of your contract.

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE if your contract was in force prior to that election and the Guarantee of Principal or greater death benefit option was selected. Regular income payments are deducted from the death benefit before any additional withdrawals when determining the death benefit.

In a declining market, withdrawals, which are deducted in the same proportion that withdrawals reduce the contract or Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

The following example demonstrates the impact of a proportionate withdrawal on your death benefit:


o    Total Purchase Payments                              $200,000
o    Total i4LIFE Regular Income payments                  $25,000
o    Additional Withdrawal                                 $15,000 ($15,000/$150,000=10% withdrawal)
o    Account Value at time of Additional Withdrawal       $150,000
     Death Benefit Value after i4LIFE withdrawal = $200,000 - $25,000 = $175,000
     Death Benefit value after additional withdrawal = $175,000 - $17,500 = $157,500
         Reduction in Death Benefit Value for Withdrawal $175,000 X 10% = $17,500

The regular income payments reduce the death benefit by $25,000 and the additional withdrawal causes a 10% reduction in the death benefit, the same percentage that the withdrawal reduced the Account Value . During the Access Period, contracts with the i4LIFE Guarantee of Principal death benefit may elect to change to the i4LIFE Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home office, and we will begin deducting the lower i4LIFE charge at that time. Once the change is effective, you may not elect to return to the i4LIFE Guarantee of Principal death benefit.

         3. i4LIFE EGMDB. The i4LIFE EGMDB is available only for non-qualified annuities during the Access Period. This benefit is the greatest of:
o the Account Value as of the valuation date on which we approve the payment of the claim; or
o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where
    o regular income payments, including withdrawals to provide the Guaranteed Income Benefits described in Sections II and III, reduce the death benefit by the dollar amount of the payment; and
    o all other withdrawals, if any, reduce the death benefit on either a dollar for dollar basis or in the same proportion that withdrawals reduce the contract value or Account Value, depending on the terms of your contract.

     References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE if your contract was in force prior to that election and the Guarantee Principal or greater death benefit option was selected. ; or

o the highest Account Value or contract value on any contract anniversary date (including the inception date of the contract) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or contract value is increased by purchase payments and is decreased by regular income payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular income payments and withdrawals are deducted on either a dollar for dollar basis or in the same proportion that regular income payments and withdrawals reduce the Account Value.

When determining the highest anniversary value, if you elected the EGMDB (or more expensive death benefit option) prior to electing i4LIFE and this death benefit was in effect when you purchased i4LIFE, we will look at the contract value before i4LIFE and the Account Value after the i4LIFE election to determine the highest anniversary value.

In a declining market, withdrawals, which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

Contracts with the i4LIFE EGMDB may elect to change to the i4LIFE Guarantee of Principal or i4LIFE Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE charge at that time. Once the change is effective, you may not elect to return to the i4LIFE EGMDB.

         4. General Death Benefit Provisions. For all death benefit options, following the Access Period, there is no death benefit.

If there is a change in the contractowner, joint owner or annuitant during the life of the contract, for any reason other than death, the only death benefit payable for the new person will be the i4LIFE Account Value death benefit.

For non-qualified contracts, upon the death of the contractowner, joint owner or annuitant, the contractowner (or beneficiary) may elect to terminate the ontract and receive full payment of the death benefit or may elect to continue the contract and receive regular income payments. Upon the death of the secondary life, no death benefit is paid.

If you are the owner of an IRA annuity contract, and you die during the Access Period, the i4LIFE(R) Advantage will terminate. A spouse beneficiary may start a new i4LIFE(R) Advantage program.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and
2. written authorization for payment; and
3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal tax matters in the prospectus.

Upon notification to Lincoln Life of the death, regular income payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and regular income payments will continue. The excess, if any, of the death benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

C.   General i4LIFE Provisions
         1. Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments and Guaranteed Income Benefit payments, if applicable, will be reduced in the same proportion as the withdrawal reduces the Account Value. Withdrawals may have tax consequences. The interest adjustment may apply.

The following example demonstrates the impact of a withdrawal on the regular income payments and the Guaranteed Income Benefit Payments:

o   i4LIFE Regular Income payment before Withdrawal        $1,200
o   Guaranteed Income Benefit before Withdrawal              $750
o   Account Value at time of Additional Withdrawal       $150,000
o   Additional Withdrawal                                 $15,000 (a 10% withdrawal)
    Reduction in i4LIFE Regular Income payment for Withdrawal = $1,200 X 10% = $120
         i4LIFE Regular Income payment after Withdrawal = $1,200 - $120 = $1,080
    Reduction in Guaranteed Income Benefit for Withdrawal = $750 X 10% = 75
         Guaranteed Income Benefit after Withdrawal = $750 - $75 = $675

         2. Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. The interest adjustment may apply.

         3. Termination. For IRA annuity contracts, you may terminate i4LIFE prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE death benefit will terminate and you may choose the Guarantee of Principal (if you had the i4LIFE Guarantee of Principal death benefit) or Account Value death benefit options. Upon termination, we will stop assessing the charge for i4LIFE and begin assessing the mortality and expense risk charge and administrative charge associated with the new death benefit option. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE.

For non-qualified contracts, you may not terminate i4LIFE once you have elected it.

Section II.   4LATER

4LATER provides protection against market loss for your i4LIFE regular income payments. 4LATER includes the calculation of an Income Base (described below), prior to the time regular income payments begin, which is then used to establish a minimum payout floor for the regular income payments The minimum payout floor called the 4LATER Guaranteed Income Benefit ensures that once you elect i4LIFE, you will always receive a payout amount at least equal to the Guaranteed Income Benefit, regardless of market performance.

A.   4LATER Prior to i4LIFE

The following discussion covers the operation of 4LATER during the accumulation phase of your annuity. This is prior to the time i4LIFE regular income payments begin.

         1. Income Base. The Income Base is a value established when you purchase 4LATER and will only be used to calculate the 4LATER Guaranteed Income Benefit at a later date. The Income Base is not available for withdrawals or as a death benefit. If you elect 4LATER at the time you purchase the contract, the Income Base initially equals the gross purchase payments. If you elect 4LATER after we issue the contract, the Income Base will initially equal the contract value on the 4LATER Rider Effective Date. Additional purchase payments automatically increase the Income Base by the amount of the purchase payments. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

As described below, during the accumulation period, the Income Base will be automatically enhanced by 15% (adjusted for additional purchase payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the initial Waiting Period, you may elect to reset your Income Base to the current contract value. You may elect this reset on your own or you may choose to have Lincoln automatically reset the Income Base for you at the end of each Waiting Period. These Reset options are discussed in Section II. A. 5. Then, when you are ready to elect i4LIFE and establish the 4LATER Guaranteed Income Benefit, the Income Base is used in the 4LATER Guaranteed Income Benefit calculation.

         2. Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER Rider Effective Date, or on the date of any reset of the Income Base to the contract value. See Section II.A.5 below. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for additional purchase payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current contract value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

         3. Future Income Base. 4LATER provides a 15% automatic enhancement to the Income Base after a 3- year Waiting Period. This enhancement will continue every 3 years until i4LIFE is elected, you terminate 4LATER or you reach the Maximum Income Base (see Section II.A.4 below). During the Waiting Period the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3 year Waiting Period is satisfied, the Income Base is increased to the value of the Future Income Base. The 4LATER charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any purchase payment made after the 4LATER Rider Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the purchase payment plus 15% of that purchase payment.


Example:  Initial Purchase Payment                              $100,000
          Purchase Payment 60 days later                        $ 10,000
          Income Base                                           $110,000
          Future Income Base (during the 1st Waiting Period)    $126,500
                        ($110,000 x 115%)
          Income Base (after 1st Waiting Period)                $126,500
          New Future Income Base (during 2nd Waiting Period)    $145,475
                        ($126,500 x 115%)

Any purchase payments made after the 4LATER Rider Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the purchase payment plus 15% of that purchase payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.


Example: Income Base                                            $100,000
         Purchase Payment in Year 2                             $ 10,000
                                                                ---------
         New Income Base                                        $110,000
         Future Income Base (during 1st Waiting Period-Year 2   $125,500
     ($100,000 x 115%) + ($10,000 x 100%)+ (10,000 x 15% x 1/3)
         Income Base (after 1st Waiting Period)                 $125,500
         New Future Income Base (during 2nd Waiting Period)     $144,325
                        ($125,500 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the contract value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current contract value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the contractowner to establish a 4LATER Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

         4. Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER Rider Effective Date. The Maximum Income Base will be increased by 200% of any additional purchase payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000.

After a Reset to the current contract value, the Maximum Income Base will equal 200% of the contract value on the valuation date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

 Example:
         Income Base                                         $100,000           Maximum Income Base         $200,000
         Purchase Payment in Year 2                          $ 10,000           Increase to Maximum         $ 20,000
                                                                                  Income Base
         New Income Base                                     $110,000           New Maximum                 $220,000
                                                                                  Income Base
         Future Income Base after Purchase Payment           $125,500           Maximum Income Base         $220,000

         Income Base (after 1st Waiting Period)              $125,500
         Future Income Base (during 2nd Waiting Period)      $144,325           Maximum Income Base         $220,000

         Contract Value in Year 4                            $112,000
         Withdrawal of 10%                                   $ 11,200

         After Withdrawal (10% adjustment)
         Contract Value                                      $100,800
         Income Base                                         $112,950
         Future Income Base                                  $129,892           Maximum Income Base         $198,000

        5. Resets of the Income Base to the current contract value ("Resets"). You may elect to reset the Income Base to the current contract value at any time after the initial Waiting Period following: (a) the 4LATER Rider Effective Date or (b) any prior Reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the annuitant(s) must be under age 81. You might consider resetting the Income Base if your contract value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the contract value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like Lincoln to administer this reset election for you. If you want Lincoln to administer this reset for you, at the end of each 3-year Waiting Period, if the contract value is higher than the Income Base (after the Income Base has been reset to the Future Income
Base), we will implement this election and the Income Base will be equal to the contract value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE, the annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead.You may wish to reverse this election if you are not interested in the increased charge. . If the contract value is less than the Income Base on any reset date, Lincoln will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next valuation date after notice of the reset is approved by us. (See above for the impact of a reset on the Future Income Base.)

We reserve the right to restrict the effective date of Resets to Benefit Year anniversaries. We will notify you if this restriction is imposed. The Benefit Year is the 12-month period starting with the 4LATER Rider Effective Date and starting with each anniversary of the 4LATER Rider Effective Date after that. If the contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.


B.   4LATER Advantage Guaranteed Income Benefit

When you are ready to elect i4LIFE regular income payments, the greater of the Income Base accumulated under the 4LATER or the contract value will be used to calculate the 4LATER Guaranteed Income Benefit. The 4LATER Guaranteed Income Benefit is a minimum payout floor for your i4LIFE regular income payments. The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or contract value on the periodic income commencement date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER Rider. If the contract value is used to establish the 4LATER Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE regular income payment (which is also based on the contract value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the contract value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE regular income payment.

If the amount of your i4LIFE regular income payment (which is based on your i4LIFE Account Value) has fallen below the 4LATER Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE regular income payment. If your regular income payment is less than the 4LATER Guaranteed Income Benefit, we will reduce your i4LIFE Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the 4LATER Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE Account Value:

4LATER Guaranteed Income Benefit $    5,692                  i4LIFE regular income payment       $    5,280

         i4LIFE Account Value before payment                    $80,000
         Regular Income Payment                             -  $  5,280
         Additional payment for 4LATER Guaranteed
                    Income Benefit                          -  $    412
-------------------------------------------------------------------------
         i4LIFE Account Value after payment                     $74,308

If your Account Value reaches zero as a result of withdrawals to provide the 4LATER Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER Guaranteed Income Benefit. When your Account Value reaches zero, your i4LIFE Access Period will end and the i4LIFE Lifetime Income Period will begin.
Section I A.3 describes the Access Period and Section I A.6 describes the Lifetime Income Period. Additional amounts withdrawn from the Account Value to provide the 4LATER Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your death benefit. See
Section I B. regarding the i4LIFE death benefits. After the Access Period ends, we will continue to pay the 4LATER Guaranteed Income Benefit for as long as the annuitant (or for nonqualified contracts, the secondary life, if applicable) is living (i.e., the i4LIFE Lifetime Income Period).

If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the 4LATER Guaranteed Income Benefit, the 4LATER Guaranteed Income Benefit will never come into effect.

The 4LATER Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current regular income payment, if that result is greater than the immediately prior 4LATER Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary for 15 years. At the end of a 15-year step-up period, the contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER Guaranteed Income Benefit will become the current charge up to the Guaranteed Maximum charge. After Lincoln administers this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost).

Under 4LATER, additional purchase payments cannot be made to your contract after the periodic income commencement date. The 4LATER Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE Regular Income Payments. At the time you elect i4LIFE, you also select the Access Period. (Additional information is contained in Section I.A.3 of this Supplement.) Generally, shorter Access Periods will produce a higher initial i4LIFE regular income payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER Guaranteed Income Benefit is the longer of 20 years or the difference between your current age (nearest birthday) and age 90. (Note: i4LIFE can have a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your regular income payment, your 4LATER Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER Guaranteed Income Benefit will be adjusted in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the 4LATER Rider will terminate. Terminations are discussed in Section II.D.3.

When you make your 4LATER Guaranteed Income Benefit and i4LIFE elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE regular income payments. Once you have elected 4LATER, the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:
         Assume:
         i4LIFE remaining Access Period = 10 years
         Current i4LIFE regular income payment = $6375
         Current 4LATER Guaranteed Income Benefit = $5692

         Extend Access Period 5 years
         i4LIFE regular income payment after extension = $5355
         Reduction in i4LIFE regular income payment = $5355 / $6375 = 84% Reduction in 4LATER Guaranteed Income Benefit = $5692 x 84% = $4781

C.   4LATER Charge

Prior to the periodic income commencement date (the valuation date the initial regular income payment under i4LIFE is determined), the annual 4LATER charge is currently 0.50% of the Income Base. The Income Base, as described above, is a value that will be used to calculate the 4LATER Guaranteed Income Benefit. An amount equal to the quarterly 4LATER Rider charge multiplied by the Income Base will be deducted from the subaccounts on every third month anniversary of the later of the 4LATER Rider Effective Date or the most recent contractowner elected reset of the Income Base. This deduction will be made in proportion to the value in each subaccount on the valuation date the 4LATER Rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional purchase payments, withdrawals, automatic increases at the end of the 3-year waiting periods or in the event of a Reset to the current Account Value. If you purchase 4LATER in the future, the percentage charge will be the charge in effect at the time you elect 4LATER.

If you elect to reset the Income Base, a pro-rata deduction of the 4LATER Rider charge based on the Income Base immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the 4LATER Rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER Rider charge for the reset Income Base on a quarterly basis, beginning on the valuation date on or next following the three month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect for new purchases of 4LATER at the time of reset, not to exceed the guaranteed maximum charge of 1.50%. If you never elect to reset your Income Base, your 4LATER Rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the periodic income commencement date, a pro-rata amount of the 4LATER Rider charge will be deducted upon termination of the 4LATER Rider for any reason other than death.

On the periodic income commencement date, a pro-rata deduction of the 4LATER Rider charge will be made to cover the cost of 4LATER since the previous deduction. On and after the periodic income commencement date, the 4LATER Rider charge will be added to the i4LIFE charge (as set forth in the Expense Table and in Section I.A.2) as a daily percentage of average account value. This is a change to the calculation of the 4LATER charge because after the periodic income commencement date, when the 4LATER Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER charge is the same immediately before and after the periodic income commencement date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the periodic income commencement date and then multiplied by the average daily account value after the periodic income commencement date.

After the periodic income commencement date, the 4LATER percentage charge will not change unless the contractowner elects additional 15 year step-up periods during which the 4LATER Guaranteed Income Benefit (described above) is stepped-up to 75% of the current regular income payment. At the time you elect a new 15 year period, the 4LATER percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50%.

After the periodic income commencement date, if the 4LATER Guaranteed Income Benefit is terminated, the 4LATER Rider annual charge will also terminate. See Terminations in D. 3 below.

D. General Provisions of 4LATER

         1. Eligibility. To purchase 4LATER, all contractowners and the annuitant must be age 80 or younger. Contractowners of qualified contracts should be younger than age 77 to receive the full benefit of 4LATER, since i4LIFE must be elected by age 80. If you plan to elect i4LIFE within three years of the issue date of 4LATER, you will not receive the benefit of the Future Income Base.

         2. 4LATER Advantage Rider Effective Date. If 4LATER is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER is elected after the contract is issued (by sending a written request to our home office), then it will be effective on the next valuation date following approval by us.

         3. Termination. After the later of the third anniversary of the 4LATER Rider Effective Date or the most recent Reset, the 4LATER Rider may be terminated upon written notice to Lincoln Life from the contractowner. Prior to the periodic income commencement date, 4LATER will automatically terminate upon any of the following events:
o  termination of the contract to which this 4LATER Rider is attached;
o the change of or the death of the annuitant (except if the surviving spouse assumes ownership of the contract and the role of the annuitant upon death of the contractowner); or
o the change of contractowner (except if the surviving spouse assumes ownership of the contract and the role of annuitant upon the death of the contractowner).

After the periodic income commencement date, the 4LATER Rider will terminate due to any of the following events:
o the death of the annuitant (or for non-qualified contracts, the later of the death of the annuitant or secondary life if a joint payout was elected); or
o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency.

A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the 4LATER Rider Guaranteed Income Benefit and not the i4LIFE election, unless otherwise specified.

If you terminate 4LATER prior to the periodic income commencement date, you must wait one year before you can re-elect 4LATER or purchase the Lincoln SmartSecuritySM Advantage. If you terminate the 4LATER Rider on or after the periodic income commencement date, you cannot re-elect it. You may be able to elect the i4LIFE Guaranteed Income Benefit, if available, after one year. The i4LIFE Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.

4. Availability. The availability of 4LATER will depend upon your state's approval of the 4LATER Rider.You cannot elect 4LATER after an annuity payout option has been elected, including i4LIFE or Income4Life(R) Solution and it cannot be elected on contracts that currently have Lincoln SmartSecuritySM Advantage. 4LATER will be available to current contractowners on or after June 7, 2006.

After June 7, 2006, current contractowners who wish to drop the Lincoln SmartSecuritySM Advantage and move to 4LATER may do so until December 31, 2006 (or 90 days after approval in your state if later). Factors to consider when deciding which Rider is appropriate are: 1) whether you are interested in current income versus i4LIFE guaranteed regular income payments at a later date;
2) whether you are interested in the 15% automatic increase to the Income Base after each Waiting Period; 3) whether you want more flexibility in structuring your income provided by i4LIFE; or 4) if your contract will be subject to Investment Requirements (see Section IV below). You may want to discuss this with your registered representative before making a decision.

Contractowners who drop Lincoln SmartSecuritySM Advantage and elect 4LATER will not carry their Lincoln SmartSecuritySM Advantage Guaranteed Amount over into the new 4LATER. The 4LATER Income Base will be established based on the contractowner's contract value on the effective date of 4LATER. After December 31, 2006, contractowners who drop Lincoln SmartSecuritySM Advantage will have to wait one year before they can elect 4LATER. Refer to your prospectus for a discussion of Lincoln SmartSecuritySM Advantage.

Section III.   Guaranteed Income Benefit with i4LIFE(R) Advantage
The following discussion replaces the entire section titled Guaranteed Income Benefit in your prospectus.

For those who did not elect 4LATER, there currently is a Guaranteed Income Benefit available for purchase which ensures that your regular income payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract.

This i4LIFE Guaranteed Income Benefit is different from the 4LATER Guaranteed Income Benefit previously discussed because if you elect 4LATER currently, you will be guaranteed the availability of a minimum payout floor in the future. There is no guarantee that the i4LIFE Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option for new elections at any time. In addition, the 4LATER Guaranteed Income Benefit has a guaranteed value, the Income Base, which can be used as an alternative to the contract value, if higher, to establish the Guaranteed Income Benefit floor. This Income Base is not available with the i4LIFE Guaranteed Income Benefit.

You may purchase the i4LIFE Guaranteed Income Benefit, if available, when you elect i4LIFE or anytime thereafter during the Access Period. The i4LIFE Guaranteed Income Benefit is initially equal to 75% of the regular income payment in effect at the time the Guaranteed Income Benefit is elected. Once the Guaranteed Income Benefit is elected, additional purchase payments cannot be made to the contract.

If the amount of your i4LIFE regular income payment (which is based on your i4LIFE Account Value) has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE Guaranteed Income Benefit is the minimum payment you will receive. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your regular income payment. If your regular income payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the Guaranteed Income Benefit. This withdrawal will be made from the variable subaccounts and the fixed account on a pro-rata basis according to your investment allocations. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. See
Section I.B. regarding the i4LIFE death benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant (or for nonqualified contracts, the secondary life, if applicable) is living.

If you purchase the i4LIFE Guaranteed Income Benefit on or after April 10, 2006 (or later depending on state approval), an automatic step-up feature will be included for no additional charge. The automatic step-up feature works as follows: After the periodic income commencement date, the Guaranteed Income Benefit will automatically step-up every three years to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary during a 15-year step-up period. At the end of a 15-year step-up period, the contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln administer this election for you. After Lincoln administers this election, you have 30 days to notify us if you wish to reverse the election. At the time of a reset of the 15 year period, the charge for the Guaranteed Income Benefit may increase subject to the guaranteed maximum charge.

The i4LIFE Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. Refer to the Example in Section I C.1 to see the impact of a withdrawal on the regular income payments and the Guaranteed Income Benefit.

Impacts to i4LIFE Regular Income Payments. When you select the i4LIFE Guaranteed Income Benefit, certain restrictions will apply to your contract:
o A 4% assumed investment return (AIR) will be used to calculate the regular income payments.
o The minimum Access Period required for this benefit is the longer of 20 years or the difference between your age (nearest birthday) and age 90. (The minimum Access Period is 15 years if the Guaranteed Income Benefit was elected prior to April 10, 2006.)

If you choose to lengthen your Access Period, (which must be increased by a minimum of 5 years) thereby reducing your regular income payment, your i4LIFE Guaranteed Income Benefit will also be reduced. The i4LIFE Guaranteed Income Benefit will be reduced in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the i4LIFE Guaranteed Income Benefit will terminate. Refer to the Example at the end of Section II B to see the impact of extending the Access Period on regular income payments and a Guaranteed Income Benefit.

Contractowners who currently have the prior version of the i4LIFE Guaranteed Income Benefit have the opportunity to substitute this new increasing version of the i4LIFE Guaranteed Income Benefit until December 31, 2006 (or 90 days after approval in your state if later). Contractowners who change to the increasing i4LIFE Guaranteed Income Benefit may have to extend the Access Period, which will result in lower regular income payments and a lower Guaranteed Income Benefit. In addition, if the Account Value is less than when the original i4LIFE Guaranteed Income Benefit was elected, the new Guaranteed Income Benefit may be lower. Contractowners will also be subject to the Investment Requirements described in Section IV below.

The i4LIFE Guaranteed Income Benefit will terminate due to any of the following events:
o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected on a nonqualified contract); or
o a contractowner requested decrease in the Access Period or a change to the periodic income payment frequency; or
o  upon written notice to us.

A termination due to a decrease in the Access Period, a change in the periodic income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the i4LIFE Guaranteed Income Benefit and not the i4LIFE election, unless otherwise specified.

If you terminate the i4LIFE Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE regular income payments will be recalculated. The i4LIFE Guaranteed Income Benefit will be based on the Account Value at the time of the election.

Section IV.   Investment Requirements

The following discussion outlines requirements that are applicable for certain features of your variable annuity contract.

Contractowners who have elected 4LATER, the Lincoln SmartSecuritySM Advantage, or i4LIFE Guaranteed Income Benefit will be subject to the following requirements on variable subaccount investments. If you do not elect any of these benefits, the investment requirements will not apply to your contract. Effective date: These Investment Requirements (if this language has been approved by your state) will be included in contracts issued after April 10, 2006 if 4LATER, the Lincoln SmartSecuritySM Advantage, or i4LIFE Guaranteed Income Benefit is purchased. These Investment Requirements do not apply to contractowners who purchased their Lincoln SmartSecuritySM Advantage, or i4LIFE Guaranteed Income Benefit riders prior to April 10, 2006.

We do not intend to enforce the Investment Requirements at this time. We will notify you at least 30 days in advance of when the Investment Requirements will be enforced. Our decision to enforce these requirements will be based on our review of the subacccount investments of the contractowners who have these riders and market conditions.

No more than 35% of your contract value (includes Account Value if i4LIFE is in effect) can be invested in the following subaccounts ("Limited Subaccounts"):

o American Funds Global Growth Fund
o American Funds Global Small Capitalization Fund
o American Funds International Fund
o American Funds New World Fund

All other variable subaccounts will be referred to as "Non-Limited Subaccounts".

You can select the percentages of contract value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total contract value. On each quarterly anniversary of the effective date of any of these benefits, if the contract value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your contract value so that the contract value in the Limited Subaccounts is 30%.

If rebalancing is required, the contract value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the contract value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no contract value in the Non-Limited Subaccounts at that time, all contract value removed from the Limited Subaccounts will be placed in the American Funds Cash Management subaccount.

We may move subaccounts on or off the Limited Subaccount list, change the percentages of contract value allowed in the Limited Subaccounts or change the frequency of the contract value rebalancing, at any time, in our sole discretion, but we will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make a modification will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments. At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1) drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;
2) submit your own reallocation instructions for the contract value in excess of 35% in the Limited Subaccounts; or
3) take no action and be subject to the quarterly rebalancing as described above.



               Please retain this supplement for future reference.

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   Lincoln National Variable Annuity Account E
                               The American Legacy

                   Lincoln National Variable Annuity Account H
                          American Legacy Product Suite

         Supplement to the Prospectus dated May 1, 2005, as supplemented

This Supplement outlines requirements on variable subaccount investments for contractowners who elect the Lincoln SmartSecuritySM Advantage or i4LIFE(R) Advantage Guaranteed Income Benefit. These Investment Requirements apply to new and existing contractowners who elect Lincoln SmartSecuritySM Advantage or i4LIFE(R) Advantage Guaranteed Income Benefit after April 10, 2006 (if this language has been approved by your state). If you do not elect these benefits, or if you elected them prior to April 10, 2006, the Investment Requirements will not apply to your contract. This Supplement is for informational purposes and requires no action on your part.

We do not intend to enforce the Investment Requirements at this time. We will notify you at least 30 days in advance of when the Investment Requirements will be enforced. Our decision to enforce these requirements will be based on our review of the subacccount investments of the contractowners who have these riders and market conditions.

No more than 35% of your contract value (includes Account Value if i4LIFE(R) Advantage is in effect) can be invested in the following subaccounts ("Limited Subaccounts"):

o        American Funds Global Growth Fund
o        American Funds Global Small Capitalization Fund
o        American Funds International Fund
o        American Funds New World Fund

All other variable subaccounts will be referred to as "Non-Limited Subaccounts".

You can select the percentages of contract value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total contract value. On each quarterly anniversary of the effective date of any of these benefits, if the contract value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your contract value so that the contract value in the Limited Subaccounts is 30%.

If rebalancing is required, the contract value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the contract value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no contract value in the Non-Limited Subaccounts at that time, all contract value removed from the Limited Subaccounts will be placed in the American Funds Cash Management subaccount.

We may move subaccounts on or off the Limited Subaccount list, change the percentages of contract value allowed in the Limited Subaccounts or change the frequency of the contract value rebalancing, at any time, in our sole discretion, but we will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make a modification will be based on several factors including general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1) drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;
2) submit your own reallocation instructions for the contract value in excess of 35% in the Limited Subaccounts; or
3) take no action and be subject to the quarterly rebalancing as described above.



               Please retain this Supplement for future reference.

                                     PART A

The prospectus for the American Legacy III C Share variable annuity contracts is incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-35784) filed on April 20, 2005.

Supplement to the prospectus for the American Legacy III C Share variable annuity contracts is incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

Supplement to the prospectus for the American Legacy III C Share variable annuity contracts is incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-35784) filed on August 5, 2005.

Supplement to the prospectus for the American Legacy III C Share variable annuity contracts is incorporated herein by reference to 497 Filing (File No. 333-35784) filed on August 29, 2005.

Supplement to the prospectus for the American Legacy III C Share variable annuity contracts is incorporated herein by reference to 497 Filing (File No. 333-35784) filed on September 16, 2005.

Supplements to the prospectus for the American Legacy III C Share variable annuity contracts are incorporated herein by reference to 497 filings (File No. 333-35784) filed on October 20, 2005, and October 27, 2005.


                                     PART B

The Statement of Additional Information for the American Legacy III C Share variable annuity contracts is incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-35784) filed on April 20, 2005.

Lincoln National Variable Annuity Account H

Statement of assets and liabilities

December 31, 2005

                                                                                                     Mortality &
                                                                                                     Expense
                                                          Contract                     Contract      Guarantee
                                                          Purchases                    Redemptions   Charges
                                                          Due from                     Due to        Payable to
                                                          The Lincoln                  The Lincoln   The Lincoln
                                                          National Life                National Life National Life
                                                          Insurance                    Insurance     Insurance
Subaccount                                 Investments    Company       Total Assets   Company       Company       Net Assets
---------------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation            $  809,561,107  $       --   $  809,561,107  $  293,256     $ 61,311    $  809,206,540
American Funds Asset Allocation Class 2     2,348,215,678   2,143,667    2,350,359,345          --      170,765     2,350,188,580
American Funds Blue Chip Income & Growth      123,793,492     244,259      124,037,751          --        9,456       124,028,295
American Funds Blue Chip Income & Growth
 Class 2                                    1,311,920,418   1,027,755    1,312,948,173          --       93,315     1,312,854,858
American Funds Bond                           163,185,257          --      163,185,257       6,057       12,374       163,166,826
American Funds Bond Class 2                   815,440,301     874,476      816,314,777          --       60,494       816,254,283
American Funds Cash Management                 57,444,712          --       57,444,712      10,839        4,312        57,429,561
American Funds Cash Management Class 2        149,678,995     552,450      150,231,445          --       11,847       150,219,598
American Funds Global Discovery                 9,461,230      22,428        9,483,658          --          716         9,482,942
American Funds Global Discovery Class 2        84,947,494     154,708       85,102,202          --        6,576        85,095,626
American Funds Global Growth                  172,953,781          --      172,953,781      43,243       13,115       172,897,423
American Funds Global Growth Class 2          954,295,600     887,951      955,183,551          --       69,728       955,113,823
American Funds Global Small Capitalization    191,151,397          --      191,151,397      26,696       14,421       191,110,280
American Funds Global Small Capitalization
 Class 2                                      619,071,179     401,288      619,472,467          --       47,795       619,424,672
American Funds Growth                       3,147,694,479          --    3,147,694,479     959,080      238,210     3,146,497,189
American Funds Growth Class 2               3,452,888,163   2,259,729    3,455,147,892          --      258,627     3,454,889,265
American Funds Growth-Income                3,348,281,980          --    3,348,281,980   1,279,428      253,739     3,346,748,813
American Funds Growth-Income Class 2        4,635,398,936   2,961,102    4,638,360,038          --      343,527     4,638,016,511
American Funds High-Income Bond               261,176,396          --      261,176,396     175,753       19,682       260,980,961
American Funds High-Income Bond Class 2       563,773,812     338,736      564,112,548          --       43,126       564,069,422
American Funds International                1,451,141,215          --    1,451,141,215     662,127      109,701     1,450,369,387
American Funds International Class 2        1,142,521,500   1,384,317    1,143,905,817          --       87,652     1,143,818,165
American Funds New World                       78,874,432      28,953       78,903,385          --        5,950        78,897,435
American Funds New World Class 2              371,704,518     328,109      372,032,627          --       28,102       372,004,525
American Funds U.S. Government/AAA-Rated
 Securities                                   209,862,963          --      209,862,963     144,075       15,798       209,703,090
American Funds U.S. Government/AAA-Rated
 Securities Class 2                           319,070,401     135,961      319,206,362          --       24,491       319,181,871

See accompanying notes.

Lincoln National Variable Annuity Account H

Statement of operations

Year Ended December 31, 2005


                                                            Dividends
                                                            from        Mortality and     Net
                                                            Investment  Expense           Investment
Subaccount                                                  Income      Guarantee Charges Income (Loss)
-------------------------------------------------------------------------------------------------------
American Funds Asset Allocation                             $19,009,730   $(11,104,619)   $  7,905,111
American Funds Asset Allocation Class 2                      48,192,306    (25,257,460)     22,934,846
American Funds Blue Chip Income & Growth                      1,417,795     (1,674,308)       (256,513)
American Funds Blue Chip Income & Growth Class 2             10,403,788    (13,407,956)     (3,004,168)
American Funds Bond                                           6,729,793     (2,341,119)      4,388,674
American Funds Bond Class 2                                  25,491,132     (9,055,924)     16,435,208
American Funds Cash Management                                  569,807       (862,863)       (293,056)
American Funds Cash Management Class 2                        1,065,077     (2,014,614)       (949,537)
American Funds Global Discovery                                  88,491       (118,237)        (29,746)
American Funds Global Discovery Class 2                         626,643       (841,452)       (214,809)
American Funds Global Growth                                  1,375,646     (2,264,181)       (888,535)
American Funds Global Growth Class 2                          5,228,005    (10,319,684)     (5,091,679)
American Funds Global Small Capitalization                    1,894,988     (2,344,365)       (449,377)
American Funds Global Small Capitalization Class 2            4,633,484     (6,681,283)     (2,047,799)
American Funds Growth                                        26,794,794    (42,119,164)    (15,324,370)
American Funds Growth Class 2                                21,316,785    (38,235,713)    (16,918,928)
American Funds Growth-Income                                 50,914,628    (47,439,734)      3,474,894
American Funds Growth-Income Class 2                         58,371,176    (53,786,713)      4,584,463
American Funds High-Income Bond                              16,957,093     (3,856,271)     13,100,822
American Funds High-Income Bond Class 2                      28,064,647     (6,627,043)     21,437,604
American Funds International                                 22,138,307    (18,363,332)      3,774,975
American Funds International Class 2                         14,823,355    (11,959,852)      2,863,503
American Funds New World                                        872,892       (901,927)        (29,035)
American Funds New World Class 2                              3,245,658     (3,693,779)       (448,121)
American Funds U.S. Government/AAA-Rated Securities           8,804,857     (3,062,281)      5,742,576
American Funds U.S. Government/AAA-Rated Securities Class 2  11,001,179     (4,043,880)      6,957,299

See accompanying notes.

                                               Net Change in
                 Dividends from Total          Unrealized      Net Increase in
  Net Realized   Net Realized   Net Realized   Appreciation or Net Assets
  Gain (Loss) on Gain on        Gain (Loss) on Depreciation on Resulting from
  Investments    Investments    Investments    Investments     Operations
  ----------------------------------------------------------------------------
   $ 15,936,901   $        --    $ 15,936,901   $ 37,634,368    $ 61,476,380
      4,281,829            --       4,281,829    129,025,641     156,242,316
      2,406,571            --       2,406,571      5,112,968       7,263,026
      2,933,456            --       2,933,456     70,657,060      70,586,348
      2,097,062            --       2,097,062     (5,908,658)        577,078
        954,482            --         954,482    (15,060,799)      2,328,891
        126,099            --         126,099      1,148,815         981,858
        822,590            --         822,590      1,883,095       1,756,148
        341,263       189,065         530,328        342,886         843,468
        581,199     1,661,108       2,242,307      5,021,842       7,049,340
      3,445,619            --       3,445,619     17,440,287      19,997,371
      4,211,000            --       4,211,000    103,490,918     102,610,239
      4,626,123            --       4,626,123     33,067,358      37,244,104
      6,348,593            --       6,348,593    104,483,389     108,784,183
     95,028,197            --      95,028,197    344,628,004     424,331,831
       (864,552)           --        (864,552)   436,015,006     418,231,526
    102,288,456    13,999,855     116,288,311     28,736,243     148,499,448
     13,412,822    16,391,656      29,804,478    161,953,746     196,342,687
       (679,520)           --        (679,520)    (9,854,437)      2,566,865
      1,298,956            --       1,298,956    (17,851,740)      4,884,820
     24,039,517            --      24,039,517    221,230,860     249,045,352
      8,432,054            --       8,432,054    166,183,112     177,478,669
      2,064,301            --       2,064,301     10,041,292      12,076,558
      2,705,849            --       2,705,849     49,445,485      51,703,213
      1,246,411            --       1,246,411     (4,116,311)      2,872,676
       (149,271)           --        (149,271)    (3,961,263)      2,846,765

Lincoln National Variable Annuity Account H

Statements of changes in net assets

Years Ended December 31, 2004 and 2005

                                                                                                           American Funds
                                                                                          American Funds   Blue Chip
                                                                         American Funds   Asset Allocation Income &
                                                                         Asset Allocation Class 2          Growth
                                                                         Subaccount       Subaccount       Subaccount
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004                                             $ 843,272,874    $  954,041,363   $ 99,176,411
Changes From Operations:
.. Net investment income (loss)                                                5,913,934        12,351,942       (610,348)
.. Net realized gain (loss) on investments                                     9,719,280            82,028      1,198,517
.. Net change in unrealized appreciation or depreciation on investments       39,891,575        80,096,567      8,356,052
                                                                          -------------    --------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                  55,524,789        92,530,537      8,944,221
Changes From Unit Transactions:
  Accumulation Units:
..   Contract purchases                                                        8,398,215       386,344,731      2,858,933
..   Contract withdrawals and transfers to annuity reserves                 (111,493,371)      (71,889,896)   (15,351,855)
..   Contract transfers                                                       34,326,438       204,881,148     23,773,007
                                                                          -------------    --------------   ------------
                                                                            (68,768,718)      519,335,983     11,280,085
  Annuity Reserves:
..   Transfer from accumulation units and between subaccounts                    731,189         1,467,681        355,131
..   Annuity payments                                                         (1,158,779)         (422,630)      (125,782)
..   Receipt (reimbursement) of mortality guarantee adjustment                     5,558            (8,104)          (358)
                                                                          -------------    --------------   ------------
                                                                               (422,032)        1,036,947        228,991
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 UNIT TRANSACTIONS                                                          (69,190,750)      520,372,930     11,509,076
                                                                          -------------    --------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (13,665,961)      612,903,467     20,453,297
                                                                          -------------    --------------   ------------
NET ASSETS AT DECEMBER 31, 2004                                             829,606,913     1,566,944,830    119,629,708
Changes From Operations:
.. Net investment income (loss)                                                7,905,111        22,934,846       (256,513)
.. Net realized gain (loss) on investments                                    15,936,901         4,281,829      2,406,571
.. Net change in unrealized appreciation or depreciation on investments       37,634,368       129,025,641      5,112,968
                                                                          -------------    --------------   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         61,476,380       156,242,316      7,263,026
Changes From Unit Transactions:
  Accumulation Units:
..   Contract purchases                                                        7,095,629       489,586,378      2,241,746
..   Contract withdrawals and transfers to annuity reserves                 (107,645,653)     (127,873,702)   (16,775,528)
..   Contract transfers                                                       19,336,690       263,934,538     11,617,900
                                                                          -------------    --------------   ------------
                                                                            (81,213,334)      625,647,214     (2,915,882)
  Annuity Reserves:
..   Transfer from accumulation units and between subaccounts                    509,549         1,704,161        202,197
..   Annuity Payments                                                         (1,171,962)         (363,411)      (149,954)
..   Receipt (reimbursement) of mortality guarantee adjustment                    (1,006)           13,470           (800)
                                                                          -------------    --------------   ------------
                                                                               (663,419)        1,354,220         51,443
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 UNIT TRANSACTIONS                                                          (81,876,753)      627,001,434     (2,864,439)
                                                                          -------------    --------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (20,400,373)      783,243,750      4,398,587
                                                                          -------------    --------------   ------------
NET ASSETS AT DECEMBER 31, 2005                                           $ 809,206,540    $2,350,188,580   $124,028,295
                                                                          =============    ==============   ============

                                                                         American Funds
                                                                         Blue Chip
                                                                         Income &
                                                                         Growth Class 2
                                                                         Subaccount
----------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004                                            $  401,054,068
Changes From Operations:
.. Net investment income (loss)                                               (3,424,776)
.. Net realized gain (loss) on investments                                       456,400
.. Net change in unrealized appreciation or depreciation on investments       60,045,088
                                                                         --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                  57,076,712
Changes From Unit Transactions:
  Accumulation Units:
..   Contract purchases                                                      266,335,991
..   Contract withdrawals and transfers to annuity reserves                  (29,182,059)
..   Contract transfers                                                      133,112,945
                                                                         --------------
                                                                            370,266,877
  Annuity Reserves:
..   Transfer from accumulation units and between subaccounts                    115,075
..   Annuity payments                                                           (385,863)
..   Receipt (reimbursement) of mortality guarantee adjustment                    (3,620)
                                                                         --------------
                                                                               (274,408)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 UNIT TRANSACTIONS                                                          369,992,469
                                                                         --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     427,069,181
                                                                         --------------
NET ASSETS AT DECEMBER 31, 2004                                             828,123,249
Changes From Operations:
.. Net investment income (loss)                                               (3,004,168)
.. Net realized gain (loss) on investments                                     2,933,456
.. Net change in unrealized appreciation or depreciation on investments       70,657,060
                                                                         --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         70,586,348
Changes From Unit Transactions:
  Accumulation Units:
..   Contract purchases                                                      312,267,611
..   Contract withdrawals and transfers to annuity reserves                  (57,825,530)
..   Contract transfers                                                      159,119,484
                                                                         --------------
                                                                            413,561,565
  Annuity Reserves:
..   Transfer from accumulation units and between subaccounts                    698,134
..   Annuity Payments                                                           (114,994)
..   Receipt (reimbursement) of mortality guarantee adjustment                       556
                                                                         --------------
                                                                                583,696
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 UNIT TRANSACTIONS                                                          414,145,261
                                                                         --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     484,731,609
                                                                         --------------
NET ASSETS AT DECEMBER 31, 2005                                          $1,312,854,858
                                                                         ==============

See accompanying notes.

                                             American Funds
               American Funds American Funds Cash           American Funds American Funds                  American Funds
American Funds Bond           Cash           Management     Global         Global Discovery American Funds Global Growth
Bond           Class 2        Management     Class 2        Discovery      Class 2          Global Growth  Class 2
Subaccount     Subaccount     Subaccount     Subaccount     Subaccount     Subaccount       Subaccount     Subaccount
--------------------------------------------------------------------------------------------------------------------------
$ 191,164,904   $371,726,933   $ 81,142,066   $ 98,394,542   $ 6,867,619     $22,895,530     $158,982,151   $494,525,893
    4,271,637      9,829,663       (429,934)      (990,384)      (36,034)       (149,087)      (1,267,192)    (5,028,451)
    3,239,444        867,833       (860,791)      (367,125)      264,263         923,923        1,006,193        277,785
      445,879      9,566,610        970,157        605,824       411,396       2,766,030       18,709,218     74,585,719
-------------   ------------   ------------   ------------   -----------     -----------     ------------   ------------
    7,956,960     20,264,106       (320,568)      (751,685)      639,625       3,540,866       18,448,219     69,835,053
    2,124,234    137,826,607      1,553,107     92,195,416        80,562      16,762,540        2,083,409    114,228,392
  (28,030,113)   (28,666,511)   (36,863,892)   (27,014,360)     (972,136)     (1,586,647)     (19,378,656)   (32,461,429)
    1,154,457     55,327,854     15,471,187    (54,260,138)    1,732,767       8,044,482        8,573,247     39,495,865
-------------   ------------   ------------   ------------   -----------     -----------     ------------   ------------
  (24,751,422)   164,487,950    (19,839,598)    10,920,918       841,193      23,220,375       (8,722,000)   121,262,828
      855,210        327,639         36,257       (122,571)       (7,492)        (31,550)         592,138         92,100
     (229,505)      (474,595)      (247,024)       (64,187)         (130)           (913)        (275,368)      (151,867)
       (1,024)       (11,529)         7,137             50            --              --           (2,882)         1,217
-------------   ------------   ------------   ------------   -----------     -----------     ------------   ------------
      624,681       (158,485)      (203,630)      (186,708)       (7,622)        (32,463)         313,888        (58,550)
 ( 24,126,741)   164,329,465    (20,043,228)    10,734,210       833,571      23,187,912       (8,408,112)   121,204,278
-------------   ------------   ------------   ------------   -----------     -----------     ------------   ------------
  (16,169,781)   184,593,571    (20,363,796)     9,982,525     1,473,196      26,728,778       10,040,107    191,039,331
-------------   ------------   ------------   ------------   -----------     -----------     ------------   ------------
  174,995,123    556,320,504     60,778,270    108,377,067     8,340,815      49,624,308      169,022,258    685,565,224
    4,388,674     16,435,208       (293,056)      (949,537)      (29,746)       (214,809)        (888,535)    (5,091,679)
    2,097,062        954,482        126,099        822,590       530,328       2,242,307        3,445,619      4,211,000
   (5,908,658)   (15,060,799)     1,148,815      1,883,095       342,886       5,021,842       17,440,287    103,490,918
-------------   ------------   ------------   ------------   -----------     -----------     ------------   ------------
      577,078      2,328,891        981,858      1,756,148       843,468       7,049,340       19,997,371    102,610,239
    1,296,986    200,407,701      1,216,302    110,437,734       228,909      21,547,250        2,047,394    155,879,264
  (24,781,047)   (47,560,340)   (25,968,334)   (41,168,087)   (1,052,697)     (2,638,251)     (21,960,214)   (53,083,555)
   11,101,094    104,346,139     20,409,697    (29,340,651)    1,122,447       9,501,483        4,029,366     64,018,530
-------------   ------------   ------------   ------------   -----------     -----------     ------------   ------------
  (12,382,967)   257,193,500     (4,342,335)    39,928,996       298,659      28,410,482      (15,883,454)   166,814,239
      249,183        627,345        257,514        222,767            --          14,349           57,171        299,501
     (264,954)      (217,127)      (253,070)       (65,231)           --          (2,838)        (299,101)      (178,919)
       (6,637)         1,170          7,324           (149)           --             (15)           3,178          3,539
-------------   ------------   ------------   ------------   -----------     -----------     ------------   ------------
      (22,408)       411,388         11,768        157,387            --          11,496         (238,752)       124,121
  (12,405,375)   257,604,888     (4,330,567)    40,086,383       298,659      28,421,978      (16,122,206)   166,938,360
-------------   ------------   ------------   ------------   -----------     -----------     ------------   ------------
  (11,828,297)   259,933,779     (3,348,709)    41,842,531     1,142,127      35,471,318        3,875,165    269,548,599
-------------   ------------   ------------   ------------   -----------     -----------     ------------   ------------
$ 163,166,826   $816,254,283   $ 57,429,561   $150,219,598   $ 9,482,942     $85,095,626     $172,897,423   $955,113,823
=============   ============   ============   ============   ===========     ===========     ============   ============

American Funds
Global Small
Capitalization
Subaccount
--------------
 $136,094,109
   (1,965,620)
      858,210
   26,480,246
 ------------
   25,372,836
    2,410,905
  (15,377,063)
   12,073,889
 ------------
     (892,269)
       90,084
     (134,058)
        1,497
 ------------
      (42,477)
     (934,746)
 ------------
   24,438,090
 ------------
  160,532,199
     (449,377)
    4,626,123
   33,067,358
 ------------
   37,244,104
    2,026,388
  (19,646,927)
   11,062,495
 ------------
   (6,558,044)
       25,072
     (135,149)
        2,098
 ------------
     (107,979)
   (6,666,023)
 ------------
   30,578,081
 ------------
 $191,110,280
 ============

Lincoln National Variable Annuity Account H

Years Ended December 31, 2004 and 2005

                                                                             American Funds
                                                                             Global Small
                                                                             Capitalization American Funds  American Funds
                                                                             Class 2        Growth          Growth Class 2
                                                                             Subaccount     Subaccount      Subaccount
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004                                                 $259,921,604  $3,313,348,954  $1,800,058,130
Changes From Operations:
.. Net investment income (loss)                                                  (4,187,989)    (32,311,415)    (23,482,695)
.. Net realized gain (loss) on investments                                        1,599,907      39,371,571      (5,739,769)
.. Net change in unrealized appreciation or depreciation on investments          61,063,776     324,885,214     263,753,519
                                                                              ------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                     58,475,694     331,945,370     234,531,055
Changes From Unit Transactions:
  Accumulation Units:
..   Contract purchases                                                          70,934,134      22,945,341     438,556,033
..   Contract withdrawals and transfers to annuity reserves                     (17,182,299)   (402,255,083)   (115,351,497)
..   Contract transfers                                                          21,461,447     (74,310,550)    124,370,218
                                                                              ------------  --------------  --------------
                                                                                75,213,282    (453,620,292)    447,574,754
  Annuity Reserves:
..   Transfer from accumulation units and between subaccounts                       162,181       1,812,021         753,458
..   Annuity payments                                                              (112,155)     (2,999,652)       (642,888)
..   Receipt (reimbursement) of mortality guarantee adjustment                          (14)         83,459           3,622
                                                                              ------------  --------------  --------------
                                                                                    50,012      (1,104,172)        114,192
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 UNIT TRANSACTIONS                                                              75,263,294    (454,724,464)    447,688,946
                                                                              ------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        133,738,988    (122,779,094)    682,220,001
                                                                              ------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2004                                                393,660,592   3,190,569,860   2,482,278,131
Changes From Operations:
..   Net investment income (loss)                                                (2,047,799)    (15,324,370)    (16,918,928)
..   Net realized gain (loss) on investments                                      6,348,593      95,028,197        (864,552)
..   Net change in unrealized appreciation or depreciation on investments       104,483,389     344,628,004     436,015,006
                                                                              ------------  --------------  --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           108,784,183     424,331,831     418,231,526
Changes From Unit Transactions:
  Accumulation Units:
..   Contract purchases                                                         111,262,740      18,006,828     598,447,702
..   Contract withdrawals and transfers to annuity reserves                     (29,500,187)   (405,926,429)   (192,366,418)
..   Contract transfers                                                          35,100,096     (78,056,442)    148,075,999
                                                                              ------------  --------------  --------------
                                                                               116,862,649    (465,976,043)    554,157,283
  Annuity Reserves:
..   Transfer from accumulation units and between subaccounts                       236,195         287,993         769,116
..   Annuity Payments                                                              (121,998)     (2,734,703)       (553,453)
..   Receipt (reimbursement) of mortality guarantee adjustment                        3,051          18,251           6,662
                                                                              ------------  --------------  --------------
                                                                                   117,248      (2,428,459)        222,325
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 UNIT TRANSACTIONS                                                             116,979,897    (468,404,502)    554,379,608
                                                                              ------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        225,764,080     (44,072,671)    972,611,134
                                                                              ------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2005                                               $619,424,672  $3,146,497,189  $3,454,889,265
                                                                              ============  ==============  ==============


                                                                             American Funds
                                                                             Growth-Income
                                                                             Subaccount
--------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004                                                $3,860,000,433
Changes From Operations:
.. Net investment income (loss)                                                  (13,045,691)
.. Net realized gain (loss) on investments                                        71,672,981
.. Net change in unrealized appreciation or depreciation on investments          261,378,106
                                                                             --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                     320,005,396
Changes From Unit Transactions:
  Accumulation Units:
..   Contract purchases                                                           26,432,193
..   Contract withdrawals and transfers to annuity reserves                     (512,854,750)
..   Contract transfers                                                            3,889,273
                                                                             --------------
                                                                               (482,533,284)
  Annuity Reserves:
..   Transfer from accumulation units and between subaccounts                      2,195,633
..   Annuity payments                                                             (3,244,498)
..   Receipt (reimbursement) of mortality guarantee adjustment                        35,483
                                                                             --------------
                                                                                 (1,013,382)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 UNIT TRANSACTIONS                                                             (483,546,666)
                                                                             --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (163,541,270)
                                                                             --------------
NET ASSETS AT DECEMBER 31, 2004                                               3,696,459,163
Changes From Operations:
..   Net investment income (loss)                                                  3,474,894
..   Net realized gain (loss) on investments                                     116,288,311
..   Net change in unrealized appreciation or depreciation on investments         28,736,243
                                                                             --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            148,499,448
Changes From Unit Transactions:
  Accumulation Units:
..   Contract purchases                                                           22,162,973
..   Contract withdrawals and transfers to annuity reserves                     (470,158,151)
..   Contract transfers                                                          (48,147,000)
                                                                             --------------
                                                                               (496,142,178)
  Annuity Reserves:
..   Transfer from accumulation units and between subaccounts                        706,145
..   Annuity Payments                                                             (2,850,404)
..   Receipt (reimbursement) of mortality guarantee adjustment                        76,639
                                                                             --------------
                                                                                 (2,067,620)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 UNIT TRANSACTIONS                                                             (498,209,798)
                                                                             --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (349,710,350)
                                                                             --------------
NET ASSETS AT DECEMBER 31, 2005                                              $3,346,748,813
                                                                             ==============

                                                                                                            American Funds
American Funds  American Funds American Funds                 American Funds                 American Funds U.S. Government/
Growth-Income   High-Income    High-Income    American Funds  International   American Funds New World      AAA-Rated
Class 2         Bond           Bond Class 2   International   Class 2         New World      Class 2        Securities
Subaccount      Subaccount     Subaccount     Subaccount      Subaccount      Subaccount     Subaccount     Subaccount
-----------------------------------------------------------------------------------------------------------------------------
$2,661,539,050   $350,410,647   $309,233,007  $1,304,639,717  $  473,391,765   $42,830,446    $132,857,157    $314,361,968
   (10,754,254)    15,387,136     16,014,835         969,492         709,736       330,654         902,916       8,719,976
       328,094     (1,483,969)     1,571,631      (2,478,063)      3,715,202       714,435       2,915,411       4,156,106
   292,388,215     10,895,270     11,450,067     216,061,216      95,176,550     6,720,401      23,441,596      (7,246,237)
--------------   ------------   ------------  --------------  --------------   -----------    ------------    ------------
   281,962,055     24,798,437     29,036,533     214,552,645      99,601,488     7,765,490      27,259,923       5,629,845
   666,226,843      4,005,440    100,900,379       9,766,027     124,192,330       457,687      36,505,824       2,736,882
  (191,226,836)   (48,300,913)   (25,751,740)   (168,492,847)    (30,434,312)   (4,123,998)     (8,226,782)    (45,291,309)
   221,991,234    (21,405,773)    12,750,636      (2,173,725)     49,026,052     9,372,820      14,332,190     (38,015,930)
--------------   ------------   ------------  --------------  --------------   -----------    ------------    ------------
   696,991,241    (65,701,246)    87,899,275    (160,900,545)    142,784,070     5,706,509      42,611,232     (80,570,357)
     1,589,995         58,543        118,480         692,153         410,967        56,591          58,449         241,287
    (1,245,661)      (344,528)      (162,182)     (1,374,971)       (233,440)      (34,398)        (48,464)       (288,170)
        (1,079)         3,366            199          42,269           1,712           (58)            400         (23,899)
--------------   ------------   ------------  --------------  --------------   -----------    ------------    ------------
       343,255       (282,619)       (43,503)       (640,549)        179,239        22,135          10,385         (70,782)
   697,334,496    (65,983,865)    87,855,772    (161,541,094)    142,963,309     5,728,644      42,621,617     (80,641,139)
--------------   ------------   ------------  --------------  --------------   -----------    ------------    ------------
   979,296,551    (41,185,428)   116,892,305      53,011,551     242,564,797    13,494,134      69,881,540     (75,011,294)
--------------   ------------   ------------  --------------  --------------   -----------    ------------    ------------
 3,640,835,601    309,225,219    426,125,312   1,357,651,268     715,956,562    56,324,580     202,738,697     239,350,674
     4,584,463     13,100,822     21,437,604       3,774,975       2,863,503       (29,035)       (448,121)      5,742,576
    29,804,478       (679,520)     1,298,956      24,039,517       8,432,054     2,064,301       2,705,849       1,246,411
   161,953,746     (9,854,437)   (17,851,740)    221,230,860     166,183,112    10,041,292      49,445,485      (4,116,311)
--------------   ------------   ------------  --------------  --------------   -----------    ------------    ------------
   196,342,687      2,566,865      4,884,820     249,045,352     177,478,669    12,076,558      51,703,213       2,872,676
   847,051,649      2,212,595    141,831,438       9,601,065     226,287,172     1,164,796      84,367,275       1,998,097
  (296,177,869)   (39,022,127)   (34,774,531)   (164,503,630)    (59,408,515)   (7,463,496)    (15,417,154)    (29,173,734)
   248,297,710    (13,799,908)    25,834,347        (741,942)     83,334,946    16,795,362      48,598,078      (5,165,938)
--------------   ------------   ------------  --------------  --------------   -----------    ------------    ------------
   799,171,490    (50,609,440)   132,891,254    (155,644,507)    250,213,603    10,496,662     117,548,199     (32,341,575)
     2,954,137        125,921        299,497         515,163         470,765        39,156          56,505          81,762
    (1,294,843)      (319,095)      (132,794)     (1,239,014)       (305,119)      (39,522)        (42,984)       (267,428)
         7,439         (8,509)         1,333          41,125           3,685             1             895           6,981
--------------   ------------   ------------  --------------  --------------   -----------    ------------    ------------
     1,666,733       (201,683)       168,036        (682,726)        169,331          (365)         14,416        (178,685)
   800,838,223    (50,811,123)   133,059,290    (156,327,233)    250,382,934    10,496,297     117,562,615     (32,520,260)
--------------   ------------   ------------  --------------  --------------   -----------    ------------    ------------
   997,180,910    (48,244,258)   137,944,110      92,718,119     427,861,603    22,572,855     169,265,828     (29,647,584)
--------------   ------------   ------------  --------------  --------------   -----------    ------------    ------------
$4,638,016,511   $260,980,961   $564,069,422  $1,450,369,387  $1,143,818,165   $78,897,435    $372,004,525    $209,703,090
==============   ============   ============  ==============  ==============   ===========    ============    ============

American Funds
U.S. Government/
AAA-Rated
Securities Class 2
Subaccount
------------------
   $259,323,095
      7,767,447
        744,006
     (3,702,052)
   ------------
      4,809,401
     44,609,120
    (24,473,775)
    (16,285,291)
   ------------
      3,850,054
       (433,563)
       (680,577)
         (1,218)
   ------------
     (1,115,358)
      2,734,696
   ------------
      7,544,097
   ------------
    266,867,192
      6,957,299
       (149,271)
     (3,961,263)
   ------------
      2,846,765
     64,043,239
    (27,366,046)
     13,104,248
   ------------
     49,781,441
         54,985
       (375,221)
          6,709
   ------------
       (313,527)
     49,467,914
   ------------
     52,314,679
   ------------
   $319,181,871
   ============

Lincoln National Variable Annuity Account H

Notes to financial statements

December 31, 2005

1. Accounting Policies and Variable Account Information
The Variable Account: Lincoln National Variable Annuity Account H (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The Variable Account consists of six products as follows:

..  Legacy II
..  Legacy III
..  Shareholder's Advantage
..  Legacy III Plus
..  Legacy III C-Share
..  Legacy III L-Share

Legacy III and Shareholder's Advantage contracts became available to clients of the Company on April 30, 1997 and September 23, 1999, respectively. Legacy III Plus and Legacy C-Share contracts became available to clients of the Company on July 21, 2000. Legacy III L-Share contracts became available to clients of the Company on September 10, 2001.

The assets of the Variable Account are owned by the Company. The Variable Account's assets supporting the annuity contracts may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

Investments: The Variable Account invests in the American Funds Insurance Series (American Funds) which consists of the following mutual funds (Funds):

  American Funds Asset Allocation
  American Funds Asset Allocation Class 2
  American Funds Blue Chip Income & Growth
  American Funds Blue Chip Income & Growth Class 2
  American Funds Bond
  American Funds Bond Class 2
  American Funds Cash Management
  American Funds Cash Management Class 2
  American Funds Global Discovery
  American Funds Global Discovery Class 2
  American Funds Global Growth
  American Funds Global Growth Class 2
  American Funds Global Small Capitalization
  American Funds Global Small Capitalization Class 2
  American Funds Growth
  American Funds Growth Class 2
  American Funds Growth-Income
  American Funds Growth-Income Class 2
  American Funds High-Income Bond
  American Funds High-Income Bond Class 2
  American Funds International
  American Funds International Class 2
  American Funds New World
  American Funds New World Class 2
  American Funds U.S. Government/AAA-Rated Securities
  American Funds U.S. Government/AAA-Rated Securities Class 2

American Funds is registered as an open-ended management investment company. Investment in the Funds are stated at the closing net asset value per share on December 31, 2005, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

Investment transactions are accounted for on a trade date-basis. The cost of investments sold is determined by the average-cost method.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment rate of 4%. Reserves on contracts involving life contingencies are calculated using a modification of the 1971 Individual Annuitant Mortality Table and an assumed investment rate of 4%.

Lincoln National Variable Annuity Account H

2. Mortality and Expense Guarantees and Other Transactions with Affiliates Amounts are paid to the Company for mortality and expense guarantees are a percentage of each portfolio's average daily net assets within the Variable Account. The rates are as follows for the six contract types:

..  Legacy II at a daily rate of .0036986% to .0067123% (1.35% to 2.45% on an annual basis)
..  Legacy III at a daily rate of .0034247% to .0067123% (1.25% to 2.45% on an annual basis)
..  Shareholder Advantage at a daily rate of .0016438% to .0049315% (.60% to
   1.80% on an annual basis)
..  Legacy III Plus at a daily rate of .0041096% to .0073973% (1.50% to 2.70% on an annual basis)
..  Legacy III C-Share at a daily rate of .0042466% to .0078082% (1.55% to 2.85%
   on an annual basis)
.. Legacy III L-Share at a daily rate of .0043836% to .0076712% (1.60% to 2.80% on an annual basis)

The Company is responsible for all sales and general and administrative expenses applicable to the Variable Account.

In addition, amounts retained by the Company from the proceeds of the sales of annuity contracts for contract charges and surrender charges for 2005 for the Legacy II, Legacy III, Legacy III Plus and Legacy III C-Share products were $12,290,763.

For the Shareholder's Advantage product a front-end load, or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. The sales charge percentage decreases as the value accumulated under certain of the owner's investment increase. For the year ending December 31, 2005, sales charges were $16,267,159.

Lincoln National Variable Annuity Account H

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2005 follows.

                             Minimum Maximum Minimum  Maximum                                 Minimum   Maximum   Investment
                Commencement Fee     Fee     Unit     Unit     Units                          Total     Total     Income
Subaccount Year Date(1)      Rate(2) Rate(2) Value(3) Value(3) Outstanding     Net Assets     Return(4) Return(4) Ratio(5)
----------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation
           2005               1.35%   2.45%   $1.26    $3.50     234,978,694   $  809,206,540    6.81%     7.99%     2.36%
           2004               1.35%   2.45%    1.17     3.24     258,965,142      829,606,913    6.41%     7.05%     2.09%
           2003               1.35%   1.95%    1.10     3.02     280,525,536      843,272,874   20.03%    20.51%     2.58%
           2002               1.35%   1.75%    0.92     2.51     296,343,596      740,971,443  (13.71)%  (13.37)%    2.30%
           2001               1.35%   1.75%    2.88     2.90     326,250,072      943,759,921   (0.73)%   (0.58)%    3.76%
American Funds Asset Allocation Class 2
           2005               0.60%   2.85%    1.21     1.65   1,456,974,695    2,350,188,580    6.29%     8.49%     2.50%
           2004               0.60%   2.65%    1.12     1.53   1,154,148,381    1,566,944,830    5.83%     7.69%     2.33%
           2003               0.60%   2.35%    1.05     1.43     728,442,708      954,041,363   19.39%    21.01%     2.63%
           2002               0.60%   1.95%    0.88     1.19     540,302,827      602,882,563  (14.09)%  (12.90)%    2.57%
           2001               0.60%   1.95%    1.04     1.37     395,413,408      525,045,968   (1.13)%   (0.09)%    3.59%
American Funds Blue Chip Income & Growth
           2005               1.35%   2.45%    1.06     1.56     116,165,950      124,028,295    4.97%     6.13%     1.17%
           2004               1.35%   2.45%    1.00     1.48     119,055,959      119,629,708    7.81%     8.46%     0.82%
           2003               1.35%   1.95%    0.92     1.04     107,056,153       99,176,411   28.97%    29.48%     0.00%
           2002               1.35%   1.75%    0.71     0.81      70,317,751       50,319,044  (24.27)%  (23.97)%    1.50%
           2001   7/3/2001    1.35%   1.75%    0.94     1.09      38,513,623       36,257,201   (5.93)%    9.07%     0.91%
American Funds Blue Chip Income & Growth Class 2
           2005               0.60%   2.85%    1.04     1.58   1,047,633,620    1,312,854,858    4.43%     6.59%     0.99%
           2004               0.60%   2.65%    0.99     1.50     806,510,641      828,123,249    7.41%     9.09%     0.68%
           2003               0.60%   2.15%    0.91     1.37     428,637,831      401,054,068   28.27%    29.95%     0.00%
           2002               0.60%   1.90%    0.71     0.83     229,730,602      165,374,025  (24.52)%  (23.53)%    1.66%
           2001   7/3/2001    0.60%   1.95%    0.94     1.09      61,874,272       58,356,996   (6.15)%    9.18%     0.98%
AmericanFunds Bond
           2005               1.35%   2.25%    1.20     1.59     103,382,008      163,166,826   (0.49)%    0.41%     3.97%
           2004               1.35%   2.25%    1.20     1.58     111,148,247      174,995,123    3.99%     4.62%     3.72%
           2003               1.35%   1.95%    1.15     1.51     126,891,297      191,164,904   11.11%    11.56%     3.92%
           2002               1.35%   1.75%    1.03     1.35     146,482,590      197,973,341    2.45%     2.86%     4.19%
           2001               1.35%   1.75%    1.31     1.32     135,346,423      177,990,827    6.86%     7.03%     5.27%
American Funds Bond Class 2
           2005               0.60%   2.85%    1.18     1.49     519,435,806      816,254,283   (1.07)%    0.98%     3.74%
           2004               0.60%   2.65%    1.18     1.49     400,064,312      556,320,504    3.47%     5.08%     3.50%
           2003               0.60%   2.15%    1.14     1.43     273,168,133      371,726,933   10.68%    12.12%     3.68%
           2002               0.60%   1.90%    1.02     1.28     227,421,274      281,818,549    2.09%     3.42%     4.18%
           2001               0.60%   1.95%    1.08     1.25     152,681,079      186,939,215    6.38%     7.50%     5.10%
American Funds Cash Management
           2005               1.35%   2.45%    0.97     1.56      37,003,756       57,429,561    0.47%     1.59%     0.90%
           2004               1.35%   2.45%    0.98     1.53      39,758,883       60,778,270   (0.79)%   (0.39)%    0.80%
           2003               1.35%   1.75%    0.98     1.54      52,832,127       81,142,066   (1.08)%   (0.68)%    1.50%
           2002               1.35%   1.75%    1.00     1.55     109,729,488      169,614,549   (0.52)%   (0.12)%    2.97%
           2001               1.35%   1.75%    1.54     1.55     121,027,106      187,382,680    2.12%     2.27%     5.59%
American Funds Cash Management Class 2
           2005               0.60%   2.80%    0.96     1.17     117,878,350      150,219,598    0.10%     2.07%     0.76%
           2004               0.60%   2.55%    0.96     1.15     101,970,841      108,377,067   (1.24)%    0.10%     0.51%
           2003               0.60%   1.95%    0.98     1.16      90,358,147       98,394,542   (1.42)%   (0.13)%    1.25%
           2002               0.60%   1.90%    0.99     1.17     118,078,886      131,014,114   (0.90)%    0.40%     3.52%
           2001               0.60%   1.95%    1.04     1.17     113,807,937      126,720,195    1.73%     2.81%     4.66%
American Funds Global Discovery
           2005               1.35%   2.25%    1.16     1.17       8,136,443        9,482,942    9.42%     9.58%     1.03%
           2004               1.35%   1.50%    1.06     1.06       7,840,840        8,340,815    9.07%     9.23%     0.91%
           2003               1.35%   1.50%    0.97     0.97       7,051,481        6,867,619   35.36%    35.57%     0.55%
           2002               1.35%   1.50%    0.72     0.72       4,082,794        2,933,719  (22.59)%  (22.47)%    0.77%
           2001   7/3/2001    1.35%   1.75%    0.93     1.13       2,244,591        2,081,327   (7.34)%   13.33%     0.68%
American Funds Global Discovery Class 2
           2005               0.60%   2.80%    1.14     1.74      60,362,318       85,095,626    7.91%    10.14%     1.02%
           2004               0.60%   2.65%    1.04     1.31      45,178,905       49,624,308    8.36%     9.77%     0.90%
           2003               0.60%   1.90%    0.96     1.20      23,159,487       22,895,530   34.53%    36.29%     0.33%
           2002               0.60%   1.90%    0.71     0.88      11,943,952        8,642,145  (23.16)%  (22.14)%    0.61%
           2001   7/3/2001    0.60%   1.95%    0.93     1.13       4,350,677        4,052,715   (7.47)%   13.34%     0.59%

Lincoln National Variable Annuity Account H

                             Minimum Maximum Minimum  Maximum                                 Minimum   Maximum   Investment
                Commencement Fee     Fee     Unit     Unit     Units                          Total     Total     Income
Subaccount Year Date(1)      Rate(2) Rate(2) Value(3) Value(3) Outstanding     Net Assets     Return(4) Return(4) Ratio(5)
----------------------------------------------------------------------------------------------------------------------------
American Funds Global Growth
           2005               1.35%   2.45%   $1.67    $2.24      77,539,491   $  172,897,423   11.61%    12.84%     0.84%
           2004               1.35%   2.45%    1.49     1.98      85,449,325      169,022,258   11.83%    12.27%     0.58%
           2003               1.35%   1.75%    1.33     1.77      90,185,219      158,982,151   33.27%    33.81%     0.60%
           2002               1.35%   1.75%    1.00     1.32      97,655,749      128,705,351  (15.94)%  (15.61)%    1.17%
           2001               1.35%   1.75%    1.55     1.56     118,209,454      184,685,713  (15.27)%  (15.14)%    0.94%
American Funds Global Growth Class 2
           2005               0.60%   2.85%    0.94     2.21     501,723,681      955,113,823   11.09%    13.39%     0.67%
           2004               0.60%   2.65%    0.84     1.96     427,774,284      685,565,224   11.07%    12.81%     0.43%
           2003               0.60%   2.15%    0.75     1.75     326,744,218      494,525,893   32.67%    34.47%     0.41%
           2002               0.60%   1.95%    0.56     1.31     303,311,504      355,449,238  (16.28)%  (15.15)%    0.91%
           2001               0.60%   1.95%    0.67     1.55     292,324,339      420,710,071  (15.62)%  (14.73)%    0.73%
American Funds Global Small Capitalization
           2005               1.35%   2.25%    2.31     2.46      77,806,432      191,110,280   22.87%    23.98%     1.11%
           2004               1.35%   2.25%    1.88     1.99      80,994,701      160,532,199   19.03%    19.51%     0.00%
           2003               1.35%   1.75%    1.58     1.66      82,029,414      136,094,109   51.25%    51.86%     0.80%
           2002               1.35%   1.75%    1.05     1.09      83,805,841       91,584,406  (20.24)%  (19.92)%    0.92%
           2001               1.35%   1.75%    1.36     1.37      94,308,633      128,737,764  (13.93)%  (13.80)%    1.07%
American Funds Global Small Capitalization Class 2
           2005               0.60%   2.85%    1.25     2.44     272,151,248      619,424,672   22.08%    24.60%     0.96%
           2004               0.60%   2.65%    1.01     1.97     231,305,398      393,660,592   18.08%    20.16%     0.00%
           2003               0.60%   2.35%    0.85     1.65     175,997,295      259,921,604   50.64%    52.61%     0.60%
           2002               0.60%   1.90%    0.56     1.09     155,177,215      155,051,878  (20.58)%  (19.54)%    0.72%
           2001               0.60%   1.95%    0.71     1.36     147,270,624      188,001,430  (14.28)%  (13.37)%    0.89%
American Funds Growth
           2005               1.35%   2.45%    1.50     6.62     484,030,759    3,146,497,189   13.68%    14.94%     0.87%
           2004               1.35%   2.45%    1.31     5.76     561,093,381    3,190,569,860   10.24%    11.24%     0.35%
           2003               1.35%   2.25%    1.18     5.17     645,432,795    3,313,348,954   34.77%    35.31%     0.38%
           2002               1.35%   1.75%    0.88     3.82     720,077,527    2,740,486,688  (25.59)%  (25.29)%    0.19%
           2001               1.35%   1.75%    5.08     5.12     882,055,004    4,502,123,620  (19.16)%  (19.04)%    0.65%
American Funds Growth Class 2
           2005               0.60%   2.85%    0.91     2.79   1,633,512,467    3,454,889,265   13.15%    15.50%     0.75%
           2004               0.60%   2.65%    0.80     2.43   1,409,551,819    2,482,278,131    9.88%    11.82%     0.19%
           2003               0.60%   2.35%    0.72     2.19   1,029,615,333    1,800,058,130   34.24%    35.99%     0.11%
           2002               0.60%   1.90%    0.54     1.62     890,697,412    1,221,118,723  (25.88)%  (24.91)%    0.03%
           2001               0.60%   1.95%    0.72     2.17     826,902,938    1,607,013,735  (19.49)%  (18.64)%    0.48%
American Funds Growth-Income
           2005               1.35%   2.45%    1.32     4.58     741,859,644    3,346,748,813    3.51%     4.66%     1.48%
           2004               1.35%   2.45%    1.26     4.38     852,691,080    3,696,459,163    8.20%     9.18%     1.02%
           2003               1.35%   2.25%    1.16     4.01     969,252,936    3,860,000,433   30.46%    30.98%     1.32%
           2002               1.35%   1.75%    0.89     3.06   1,079,561,068    3,293,031,813  (19.57)%  (19.24)%    1.01%
           2001               1.35%   1.75%    3.77     3.79   1,269,393,872    4,804,974,952    1.24%     1.40%     2.06%
American Funds Growth-Income Class 2
           2005               0.60%   2.85%    1.24     1.97   2,534,683,291    4,638,016,511    3.06%     5.20%     1.44%
           2004               0.60%   2.65%    1.19     1.89   2,222,383,145    3,640,835,601    7.81%     9.71%     0.97%
           2003               0.60%   2.35%    1.10     1.73   1,694,068,607    2,661,539,050   29.87%    31.63%     1.11%
           2002               0.60%   1.95%    0.84     1.32   1,477,954,906    1,822,903,236  (19.92)%  (18.83)%    0.96%
           2001               0.60%   1.95%    1.05     1.64   1,318,291,128    2,070,229,412    0.88%     1.94%     1.91%
American Funds High-Income Bond
           2005               1.35%   2.45%    1.40     3.24      81,625,557      260,980,961   (0.02)%    1.08%     6.04%
           2004               1.35%   2.45%    1.39     3.20      97,111,449      309,225,219    7.93%     8.36%     6.17%
           2003               1.35%   1.75%    1.29     2.95     118,979,233      350,410,647   27.54%    28.05%     7.84%
           2002               1.35%   1.75%    1.01     2.31     124,862,331      287,553,028   (3.22)%   (2.83)%    9.97%
           2001               1.35%   1.75%    2.36     2.37     146,695,699      347,866,133    6.41%     6.57%    10.89%
American Funds High-Income Bond Class 2
           2005               0.60%   2.80%    1.34     1.57     334,659,247      564,069,422   (0.47)%    1.59%     5.79%
           2004               0.60%   2.65%    1.33     1.56     289,105,588      426,125,312    7.37%     8.94%     5.92%
           2003               0.60%   2.05%    1.24     1.43     224,764,235      309,233,007   27.02%    28.74%     7.58%
           2002               0.60%   1.95%    0.97     1.11     163,401,027      177,952,720   (3.73)%   (2.42)%    9.82%
           2001               0.60%   1.95%    1.01     1.15     136,749,672      154,731,028    5.97%     7.09%    10.82%

Lincoln National Variable Annuity Account H

                             Minimum Maximum Minimum  Maximum                               Minimum   Maximum   Investment
                Commencement Fee     Fee     Unit     Unit     Units                        Total     Total     Income
Subaccount Year Date(1)      Rate(2) Rate(2) Value(3) Value(3) Outstanding   Net Assets     Return(4) Return(4) Ratio(5)
--------------------------------------------------------------------------------------------------------------------------
American Funds International
           2005               1.35%   2.45%   $1.70    $3.82   382,227,247   $1,450,369,387   18.80%    20.12%     1.65%
           2004               1.35%   2.45%    1.42     3.18   428,642,765    1,357,651,268   17.00%    18.05%     1.44%
           2003               1.35%   2.25%    1.21     2.70   485,206,530    1,304,639,717   32.78%    33.31%     1.59%
           2002               1.35%   1.75%    0.91     2.02   560,231,926    1,131,390,842  (16.06)%  (15.72)%    1.65%
           2001               1.35%   1.75%    2.38     2.40   681,152,262    1,633,228,883  (20.93)%  (20.81)%    1.10%
American Funds International Class 2
           2005               0.60%   2.85%    0.96     2.05   610,034,022    1,143,818,165   18.33%    20.78%     1.70%
           2004               0.60%   2.65%    0.80     1.71   497,590,164      715,956,562   16.55%    18.60%     1.48%
           2003               0.60%   2.35%    0.69     1.45   370,263,657      473,391,765   32.32%    34.05%     1.38%
           2002               0.60%   1.90%    0.52     1.09   342,806,941      340,279,075  (16.45)%  (15.35)%    1.31%
           2001               0.60%   1.95%    0.62     1.30   329,380,703      399,559,627  (21.20)%  (20.37)%    0.90%
American Funds New World
           2005               1.35%   2.25%    1.72     2.04    45,529,580       78,897,435   18.41%    19.48%     1.33%
           2004               1.35%   2.25%    1.44     1.66    38,836,297       56,324,580   17.00%    17.47%     2.08%
           2003               1.35%   1.75%    1.23     1.42    34,681,101       42,830,446   37.14%    37.69%     1.89%
           2002               1.35%   1.75%    0.89     1.04    35,331,669       31,696,416   (7.09)%   (6.71)%    2.00%
           2001               1.35%   1.75%    0.96     0.96    34,842,209       33,511,459   (5.42)%   (5.28)%    0.19%
American Funds New World Class 2
           2005               0.60%   2.85%    1.47     2.07   187,969,012      372,004,525   17.58%    20.02%     1.19%
           2004               0.60%   2.65%    1.24     1.74   139,925,578      202,738,697   16.51%    18.09%     1.93%
           2003               0.60%   1.95%    1.06     1.45   107,986,473      132,857,157   36.56%    38.34%     1.68%
           2002               0.60%   1.90%    0.78     1.05    96,409,123       86,191,470   (7.44)%   (6.23)%    1.72%
           2001               0.60%   1.95%    0.84     1.02    91,983,768       88,451,414   (5.76)%   (4.77)%    0.19%
American Funds U.S. Government/AAA-Rated Securities
           2005               1.35%   2.25%    1.03     2.34    90,053,495      209,703,090    0.42%     1.33%     3.95%
           2004               1.35%   2.25%    1.10     2.31   103,929,290      239,350,674    1.79%     2.20%     4.65%
           2003               1.35%   1.75%    1.08     2.26   139,331,760      314,361,968    0.73%     1.14%     3.69%
           2002               1.35%   1.75%    1.07     2.24   199,252,561      445,038,484    7.56%     7.99%     4.14%
           2001               1.35%   1.75%    2.06     2.07   160,011,082      331,269,996    5.64%     5.80%     5.54%
American Funds U.S. Government/AAA-Rated Securities Class 2
           2005               0.60%   2.80%    1.01     1.46   217,910,072      319,181,871   (0.27)%    1.80%     3.75%
           2004               0.60%   2.65%    1.02     1.44   199,656,398      266,867,192    1.11%     2.69%     4.40%
           2003               0.60%   2.15%    1.01     1.41   194,782,008      259,323,095    0.35%     1.67%     3.55%
           2002               0.60%   1.90%    1.07     1.40   206,312,589      277,451,576    7.10%     8.50%     3.94%
           2001               0.60%   1.95%    1.12     1.30   105,758,699      133,805,991    5.27%     6.38%     5.27%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.
(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(3) As the unit value is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.
(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.
(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Lincoln National Variable Annuity Account H

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2005.

                                                            Aggregate      Aggregate
                                                            Cost of        Proceeds
Subaccount                                                  Purchases      from Sales
---------------------------------------------------------------------------------------
American Funds Asset Allocation                             $   29,402,178 $103,242,495
American Funds Asset Allocation Class 2                        786,620,939  136,879,296
American Funds Blue Chip Income & Growth                        15,928,826   19,109,296
American Funds Blue Chip Income & Growth Class 2               484,088,865   72,772,933
American Funds Bond                                             20,188,797   28,255,314
American Funds Bond Class 2                                    336,908,607   63,298,291
American Funds Cash Management                                  46,110,828   51,020,813
American Funds Cash Management Class 2                         223,341,085  183,673,709
American Funds Global Discovery                                  3,454,865    3,018,573
American Funds Global Discovery Class 2                         40,028,151   10,205,905
American Funds Global Growth                                     7,280,450   24,168,313
American Funds Global Growth Class 2                           223,144,020   61,612,281
American Funds Global Small Capitalization                      17,529,948   24,459,066
American Funds Global Small Capitalization Class 2             170,077,144   55,664,040
American Funds Growth                                           33,892,589  517,441,873
American Funds Growth Class 2                                  762,950,700  225,967,313
American Funds Growth-Income                                    73,679,980  553,922,747
American Funds Growth-Income Class 2                         1,145,123,138  323,842,935
American Funds High-Income Bond                                 30,438,606   68,121,697
American Funds High-Income Bond Class 2                        248,697,037   94,188,383
American Funds International                                    33,269,183  185,643,485
American Funds International Class 2                           324,704,842   71,910,679
American Funds New World                                        21,042,004   10,503,594
American Funds New World Class 2                               148,057,529   30,817,930
American Funds U.S. Government/AAA-Rated Securities             15,079,242   41,974,376
American Funds U.S. Government/AAA-Rated Securities Class 2    113,590,591   56,939,349

5. Investments
The following is a summary of investments owned at December 31, 2005.

                                                                        Net    Fair
                                                            Shares      Asset  Value of
Subaccount                                                  Owned       Value  Shares         Cost of Shares
------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation                              48,886,540 $16.56 $  809,561,107 $  649,555,526
American Funds Asset Allocation Class 2                     142,575,330  16.47  2,348,215,678  2,132,951,314
American Funds Blue Chip Income & Growth                     11,346,791  10.91    123,793,492    100,614,160
American Funds Blue Chip Income & Growth Class 2            121,137,619  10.83  1,311,920,418  1,138,524,605
American Funds Bond                                          14,428,405  11.31    163,185,257    150,163,375
American Funds Bond Class 2                                  72,677,389  11.22    815,440,301    790,640,717
American Funds Cash Management                                5,079,108  11.31     57,444,712     56,707,624
American Funds Cash Management Class 2                       13,292,984  11.26    149,678,995    147,763,691
American Funds Global Discovery                                 813,519  11.63      9,461,230      7,900,869
American Funds Global Discovery Class 2                       7,329,378  11.59     84,947,494     74,024,883
American Funds Global Growth                                  8,810,687  19.63    172,953,781    131,620,023
American Funds Global Growth Class 2                         48,888,094  19.52    954,295,600    775,368,631
American Funds Global Small Capitalization                    8,978,459  21.29    191,151,397    130,300,179
American Funds Global Small Capitalization Class 2           29,312,082  21.12    619,071,179    441,362,873
American Funds Growth                                        53,027,198  59.36  3,147,694,479  2,306,787,751
American Funds Growth Class 2                                58,543,373  58.98  3,452,888,163  3,126,810,939
American Funds Growth-Income                                 87,399,686  38.31  3,348,281,980  2,624,625,565
American Funds Growth-Income Class 2                        121,600,182  38.12  4,635,398,936  4,191,955,716
American Funds High-Income Bond                              21,045,640  12.41    261,176,396    266,231,599
American Funds High-Income Bond Class 2                      45,760,861  12.32    563,773,812    556,215,658
American Funds International                                 76,536,984  18.96  1,451,141,215  1,100,082,234
American Funds International Class 2                         60,386,971  18.92  1,142,521,500    806,884,365
American Funds New World                                      4,731,520  16.67     78,874,432     56,485,846
American Funds New World Class 2                             22,445,925  16.56    371,704,518    276,783,012
American Funds U.S. Government/AAA-Rated Securities          17,620,736  11.91    209,862,963    204,778,972
American Funds U.S. Government/AAA-Rated Securities Class 2  26,971,293  11.83    319,070,401    320,907,890

Lincoln National Variable Annuity Account H

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2005 is as follows:

                                                            Units       Units         Net Increase
Subaccount                                                  Issued      Redeemed      (Decrease)
---------------------------------------------------------------------------------------------------
American Funds Asset Allocation                              14,943,302  (38,929,750)  (23,986,448)
American Funds Asset Allocation Class 2                     457,731,510 (154,905,196)  302,826,314
American Funds Blue Chip Income & Growth                     22,725,093  (25,615,102)   (2,890,009)
American Funds Blue Chip Income & Growth Class 2            341,726,061 (100,603,082)  241,122,979
American Funds Bond                                          15,623,917  (23,390,156)   (7,766,239)
American Funds Bond Class 2                                 183,637,646  (64,266,152)  119,371,494
American Funds Cash Management                               35,786,990  (38,542,117)   (2,755,127)
American Funds Cash Management Class 2                      187,589,784 (171,682,275)   15,907,509
American Funds Global Discovery                               3,403,331   (3,107,728)      295,603
American Funds Global Discovery Class 2                      24,996,646   (9,813,233)   15,183,413
American Funds Global Growth                                  7,025,585  (14,935,419)   (7,909,834)
American Funds Global Growth Class 2                        128,028,120  (54,078,723)   73,949,397
American Funds Global Small Capitalization                   12,604,548  (15,792,817)   (3,188,269)
American Funds Global Small Capitalization Class 2           81,209,541  (40,363,691)   40,845,850
American Funds Growth                                        13,384,750  (90,447,372)  (77,062,622)
American Funds Growth Class 2                               407,699,314 (183,738,666)  223,960,648
American Funds Growth-Income                                 20,653,609 (131,485,045) (110,831,436)
American Funds Growth-Income Class 2                        600,439,554 (288,139,408)  312,300,146
American Funds High-Income Bond                               7,715,078  (23,200,970)  (15,485,892)
American Funds High-Income Bond Class 2                     125,668,924  (80,115,265)   45,553,659
American Funds International                                 14,827,034  (61,242,552)  (46,415,518)
American Funds International Class 2                        184,681,855  (72,237,997)  112,443,858
American Funds New World                                     16,611,455   (9,918,172)    6,693,283
American Funds New World Class 2                             74,826,754  (26,783,320)   48,043,434
American Funds U.S. Government/AAA-Rated Securities           6,623,160  (20,498,955)  (13,875,795)
American Funds U.S. Government/AAA-Rated Securities Class 2  67,886,763  (49,633,089)   18,253,674

The change in units outstanding for the year ended December 31, 2004 is as follows:

                                                            Units       Units         Net Increase
Subaccount                                                  Issued      Redeemed      (Decrease)
---------------------------------------------------------------------------------------------------
American Funds Asset Allocation                              21,669,153  (43,229,547)  (21,560,394)
American Funds Asset Allocation Class 2                     532,209,723 (106,504,050)  425,705,673
American Funds Blue Chip Income & Growth                     40,507,896  (28,508,090)   11,999,806
American Funds Blue Chip Income & Growth Class 2            444,239,411  (66,366,601)  377,872,810
American Funds Bond                                          15,437,707  (31,180,757)  (15,743,050)
American Funds Bond Class 2                                 178,729,639  (51,833,460)  126,896,179
American Funds Cash Management                               43,474,459  (56,547,703)  (13,073,244)
American Funds Cash Management Class 2                      198,054,069 (186,441,375)   11,612,694
American Funds Global Discovery                               3,208,428   (2,419,069)      789,359
American Funds Global Discovery Class 2                      30,561,014   (8,541,596)   22,019,418
American Funds Global Growth                                 11,070,810  (15,806,704)   (4,735,894)
American Funds Global Growth Class 2                        142,796,808  (41,766,742)  101,030,066
American Funds Global Small Capitalization                   19,255,217  (20,289,930)   (1,034,713)
American Funds Global Small Capitalization Class 2           93,043,344  (37,735,241)   55,308,103
American Funds Growth                                        18,250,320 (102,589,734)  (84,339,414)
American Funds Growth Class 2                               509,934,495 (129,998,009)  379,936,486
American Funds Growth-Income                                 30,725,527 (147,287,383) (116,561,856)
American Funds Growth-Income Class 2                        738,313,537 (209,998,999)  528,314,538
American Funds High-Income Bond                               9,320,697  (31,188,481)  (21,867,784)
American Funds High-Income Bond Class 2                     141,235,729  (76,894,376)   64,341,353
American Funds International                                 17,051,577  (73,615,342)  (56,563,765)
American Funds International Class 2                        187,764,203  (60,437,696)  127,326,507
American Funds New World                                     11,376,559   (7,221,363)    4,155,196
American Funds New World Class 2                             57,940,945  (26,001,840)   31,939,105
American Funds U.S. Government/AAA-Rated Securities           5,522,536  (40,925,006)  (35,402,470)
American Funds U.S. Government/AAA-Rated Securities Class 2  68,665,424  (63,791,034)    4,874,390

Report of Independent Registered Public Accounting Firm

Board of Directors of The Lincoln National Life Insurance Company
   and
Contract Owners of Lincoln National Variable Annuity Account H

We have audited the accompanying statement of assets and liabilities of Lincoln National Variable Annuity Account H ("Variable Account") comprised of the subaccounts described in Note 1, as of December 31, 2005, the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln National Variable Annuity Account H at December 31, 2005, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 1, 2006

                  The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company

Consolidated Balance Sheets

                                                                       September 30, December 31,
                                                                           2005          2004
                                                                       ------------- ------------
                                                                             (000s omitted)
                                                                       --------------------------
                                                                        (Unaudited)
ASSETS
Investments:
  Securities available-for-sale, at fair value:
    Fixed maturity (cost: 2005 -- $31,873,065; 2004 -- $31,514,767)    $ 33,057,266  $ 33,331,468
-----------------------------------------------------------------------
    Equity (cost: 2005 -- $100,546; 2004 -- $101,173)                       107,858       113,678
-----------------------------------------------------------------------
  Trading securities                                                      3,021,563     2,942,495
-----------------------------------------------------------------------
  Mortgage loans on real estate                                           3,695,113     3,855,110
-----------------------------------------------------------------------
  Real estate                                                               196,361       191,108
-----------------------------------------------------------------------
  Policy loans                                                            1,851,508     1,864,727
-----------------------------------------------------------------------
  Derivative investments                                                     44,567        52,663
-----------------------------------------------------------------------
  Other investments                                                         392,769       369,103
-------------------------------------------------------------------    ------------  ------------
Total Investments                                                        42,367,005    42,720,352
-----------------------------------------------------------------------
Cash and invested cash                                                    1,221,935     1,237,704
-----------------------------------------------------------------------
Property and equipment                                                      124,471       142,284
-----------------------------------------------------------------------
Deferred acquisition costs                                                3,410,306     2,854,067
-----------------------------------------------------------------------
Premiums and fees receivable                                                277,630       243,289
-----------------------------------------------------------------------
Accrued investment income                                                   529,714       495,532
-----------------------------------------------------------------------
Assets held in separate accounts                                         53,631,605    48,018,358
-----------------------------------------------------------------------
Amounts recoverable from reinsurers                                       7,157,782     7,055,970
-----------------------------------------------------------------------
Goodwill                                                                    919,172       919,172
-----------------------------------------------------------------------
Other intangible assets                                                     757,915       819,076
-----------------------------------------------------------------------
Other assets                                                                912,232       801,946
-------------------------------------------------------------------    ------------  ------------
Total Assets                                                           $111,309,767  $105,307,750
-------------------------------------------------------------------    ============  ============
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Insurance and investment contract liabilities:
  Insurance policy and claim reserves                                  $ 23,002,584  $ 22,461,322
-----------------------------------------------------------------------
  Contractholder funds                                                   22,847,865    23,126,638
-------------------------------------------------------------------    ------------  ------------
Total Insurance and Investment Contract Liabilities                      45,850,449    45,587,960
-----------------------------------------------------------------------
Liabilities related to separate accounts                                 53,631,605    48,018,358
-----------------------------------------------------------------------
Short-term debt                                                              42,173        32,072
-----------------------------------------------------------------------
Long-term debt                                                            1,250,000     1,297,182
-----------------------------------------------------------------------
Federal income taxes                                                        102,240       149,638
-----------------------------------------------------------------------
Reinsurance related derivative liability                                    300,854       351,974
-----------------------------------------------------------------------
Funds withheld reinsurance liabilities                                    1,720,146     1,580,217
-----------------------------------------------------------------------
Other liabilities                                                         2,276,842     2,186,576
-----------------------------------------------------------------------
Deferred gain on indemnity reinsurance                                      854,121       911,437
-------------------------------------------------------------------    ------------  ------------
Total Liabilities                                                       106,028,430   100,115,414
-----------------------------------------------------------------------
-------------------------------------------------------------------    ============  ============
Shareholder's Equity:
Common stock -- $2.50 par value,
 authorized, issued, and outstanding shares -- 10 million
 (owned by Lincoln National Corporation)                                     25,000        25,000
-------------------------------------------------------------------
Retained earnings                                                         4,732,934     4,385,155
-----------------------------------------------------------------------
Accumulated Other Comprehensive Income:
  Net unrealized gain on securities available-for-sale                      527,245       781,157
-----------------------------------------------------------------------
  Net unrealized gain on derivative instruments                               9,119        13,985
-----------------------------------------------------------------------
  Minimum pension liability adjustment                                      (12,961)      (12,961)
-------------------------------------------------------------------    ------------  ------------
Total Accumulated Other Comprehensive Income                                523,403       782,181
-------------------------------------------------------------------    ------------  ------------
Total Shareholder's Equity                                                5,281,337     5,192,336
-------------------------------------------------------------------    ------------  ------------
Total Liabilities and Shareholder's Equity                             $111,309,767  $105,307,750
-------------------------------------------------------------------    ============  ============

See notes to consolidated financial statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Income

                                                                     Periods Ended September 30,
                                                                 Three Months            Nine Months
                                                            ---------------------  ----------------------
                                                               2005       2004        2005        2004
                                                            ---------- ----------  ----------  ----------
                                                                            (000s omitted)
                                                            ---------------------------------------------
                                                                 (Unaudited)
Revenue:
Insurance premiums                                          $   37,175 $   35,950  $   97,311  $  132,509
------------------------------------------------------------
Insurance fees                                                 407,857    355,052   1,180,733   1,059,065
------------------------------------------------------------
Net investment income                                          642,491    642,181   1,949,455   1,948,583
------------------------------------------------------------
Realized gain (loss) on investments                              4,839    (33,230)     (7,817)    (49,748)
------------------------------------------------------------
Amortization of deferred gain on indemnity reinsurance          19,105     32,130      57,315      68,136
------------------------------------------------------------
Other revenue and fees                                          81,760     69,626     237,527     215,378
----------------------------------------------------------- ---------- ----------  ----------  ----------
Total Revenue                                                1,193,227  1,101,709   3,514,524   3,373,923
----------------------------------------------------------- ---------- ----------  ----------  ----------
Benefits and Expenses:
Benefits                                                       569,808    538,115   1,649,931   1,625,820
------------------------------------------------------------
Underwriting, acquisition, insurance and other expenses        351,088    381,655   1,151,916   1,114,330
------------------------------------------------------------
Interest and debt expense                                       19,870     19,719      59,437      59,009
----------------------------------------------------------- ---------- ----------  ----------  ----------
Total Benefits and Expenses                                    940,766    939,489   2,861,284   2,799,159
----------------------------------------------------------- ---------- ----------  ----------  ----------
Income before Federal Income Taxes and Cumulative Effect of
  Accounting Change                                            252,461    162,220     653,240     574,764
------------------------------------------------------------
Federal income taxes                                            68,802     37,717     170,252     144,914
----------------------------------------------------------- ---------- ----------  ----------  ----------
Income before Cumulative Effect of Accounting Change           183,659    124,503     482,988     429,850
------------------------------------------------------------
Cumulative Effect of Accounting Change
  (net of Federal Income Taxes)                                     --         --          --     (25,647)
----------------------------------------------------------- ---------- ----------  ----------  ----------
Net Income                                                  $  183,659 $  124,503  $  482,988  $  404,203
----------------------------------------------------------- ========== ==========  ==========  ==========

See notes to consolidated financial statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Shareholder's Equity

                                                                Nine Months Ended
                                                                  September 30,
                                                                2005        2004
                                                             ----------  ----------
                                                                 (000s omitted)
                                                             ----------------------
                                                                   (Unaudited)
Common Stock:
Balance at beginning and end of period                       $   25,000  $   25,000
-------------------------------------------------------------

Retained Earnings:
Balance at beginning-of-year                                  4,385,155   3,856,029
-------------------------------------------------------------
Comprehensive income                                            224,210     389,080
-------------------------------------------------------------
Less other comprehensive income (loss):
 Net unrealized gain (loss) on securities available-for-sale   (253,912)    (10,687)
-------------------------------------------------------------
 Net unrealized loss on derivative instruments                   (4,866)     (4,436)
------------------------------------------------------------ ----------  ----------
Net Income                                                      482,988     404,203
-------------------------------------------------------------
Capital contributions for LNC stock compensation plans           14,791      15,998
-------------------------------------------------------------
Dividends declared                                             (150,000)   (150,000)
------------------------------------------------------------ ----------  ----------
Balance at September 30                                       4,732,934   4,126,230
------------------------------------------------------------ ----------  ----------

Net Unrealized Gain on Securities Available-for-Sale:
Balance at beginning-of-year                                    781,157  $  757,970
-------------------------------------------------------------
Change during the period                                       (253,912)    (10,687)
------------------------------------------------------------ ----------  ----------
Balance at September 30                                         527,245     747,283
------------------------------------------------------------ ----------  ----------

Net Unrealized Gain on Derivative Instruments:
Balance at beginning-of-year                                     13,985      24,272
-------------------------------------------------------------
Change during the period                                         (4,866)     (4,436)
------------------------------------------------------------ ----------  ----------
Balance at September 30                                           9,119      19,836
------------------------------------------------------------ ----------  ----------

Minimum Pension Liability Adjustment:
Balance at beginning and end of period                          (12,961)     (9,279)
------------------------------------------------------------ ----------  ----------
Total Shareholder's Equity at September 30                   $5,281,337  $4,909,070
------------------------------------------------------------ ==========  ==========

See notes to consolidated financial statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Cash Flows

                                                                                      Nine Months Ended
                                                                                        September 30,
                                                                                     2005          2004
                                                                                  -----------  -----------
                                                                                       (000s omitted)
                                                                                  ------------------------
                                                                                  (Unaudited)
Cash Flows from Operating Activities:
Net income                                                                        $   482,988  $   404,203
----------------------------------------------------------------------------------
Adjustments to reconcile net income to net cash provided by operating activities:
 Deferred acquisition costs                                                          (367,647)    (320,066)
----------------------------------------------------------------------------------
 Premiums and fees receivable                                                         (34,341)      77,140
----------------------------------------------------------------------------------
 Accrued investment income                                                            (34,182)     (43,125)
----------------------------------------------------------------------------------
 Policy liabilities and accruals                                                      (19,006)    (740,471)
----------------------------------------------------------------------------------
 Contractholder funds                                                                 252,781      663,858
----------------------------------------------------------------------------------
 Net trading securities purchases, sales and maturities                               (95,582)    (154,984)
----------------------------------------------------------------------------------
 Cumulative effect of accounting change                                                    --       39,457
----------------------------------------------------------------------------------
 Amounts recoverable from reinsurers                                                 (101,812)     457,466
----------------------------------------------------------------------------------
 Federal income taxes                                                                 100,269       81,377
----------------------------------------------------------------------------------
 Stock-based compensation expense                                                      12,862       13,589
----------------------------------------------------------------------------------
 Provisions for depreciation                                                           49,685       34,380
----------------------------------------------------------------------------------
 Amortization of other intangible assets                                               61,162       83,565
----------------------------------------------------------------------------------
 Amortization of deferred gain                                                        (57,315)     (68,136)
----------------------------------------------------------------------------------
 Realized loss on investments                                                           7,817       49,748
----------------------------------------------------------------------------------
 Other                                                                                196,089     (185,085)
--------------------------------------------------------------------------------- -----------  -----------
Net Adjustments                                                                       (29,220)     (11,287)
--------------------------------------------------------------------------------- -----------  -----------
Net Cash Provided by Operating Activities                                             453,768      392,916
--------------------------------------------------------------------------------- -----------  -----------

Cash Flows from Investing Activities:
Securities-available-for-sale:
 Purchases                                                                         (4,016,557)  (6,945,372)
----------------------------------------------------------------------------------
 Sales                                                                              1,977,245    3,667,102
----------------------------------------------------------------------------------
 Maturities                                                                         1,799,401    1,851,601
----------------------------------------------------------------------------------
Purchase of other investments                                                        (697,093)    (649,807)
----------------------------------------------------------------------------------
Sale or maturity of other investments                                                 836,762    1,022,780
----------------------------------------------------------------------------------
Increase in cash collateral on loaned securities                                       89,346      181,952
----------------------------------------------------------------------------------
Proceeds from sale of subsidiary/business                                                  --       18,926
----------------------------------------------------------------------------------
Other                                                                                (115,211)     187,160
--------------------------------------------------------------------------------- -----------  -----------
Net Cash Used in Investing Activities                                                (126,107)    (665,658)
--------------------------------------------------------------------------------- -----------  -----------

Cash Flows from Financing Activities:
Net decrease in short-term debt                                                        10,101       13,394
----------------------------------------------------------------------------------
Universal life and investment contract deposits                                     3,413,077    3,673,040
----------------------------------------------------------------------------------
Universal life and investment contract withdrawals                                 (2,712,913)  (2,505,166)
----------------------------------------------------------------------------------
Investment contract transfers                                                      (1,043,624)    (926,780)
----------------------------------------------------------------------------------
Increase in funds withheld liability                                                  139,929       65,859
----------------------------------------------------------------------------------
Dividends paid to shareholder                                                        (150,000)    (150,000)
--------------------------------------------------------------------------------- -----------  -----------
Net Cash Provided by (Used in) Financing Activities                                  (343,430)     170,347
--------------------------------------------------------------------------------- -----------  -----------
Net Decrease in Cash and Invested Cash                                                (15,769)    (102,395)
----------------------------------------------------------------------------------
Cash and Invested Cash at Beginning-of-Year                                         1,237,704    1,442,772
--------------------------------------------------------------------------------- -----------  -----------
Cash and Invested Cash at September 30,                                           $ 1,221,935  $ 1,340,377
--------------------------------------------------------------------------------- ===========  ===========

See notes to consolidated financial statements.

Lincoln National Life Insurance Company

Notes to Consolidated Financial Statements (Unaudited)

--------------------------------------------------------------------------------
1. Basis of Presentation

The accompanying consolidated financial statements include The Lincoln National Life Insurance Company ("the Company" which also may be referred to as "we" or "us") and its majority-owned subsidiaries (collectively "LNL"). The Company is domiciled in Indiana. Lincoln National Corporation ("LNC") owns 100% of the Company on a direct basis and its subsidiaries on an indirect basis. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States and several U.S. territories. Operations are divided into two business segments: Lincoln Retirement and Life Insurance. These unaudited consolidated statements have been prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). In the opinion of management, these statements include all normal recurring adjustments necessary for a fair presentation of the results. These financial statements should be read in conjunction with the consolidated financial statements and the accompanying notes for the year ended December 31, 2004, which are incorporated by reference into the Forms N-6 containing these financial statements ("Audited Financial Statements").

Operating results for the three and nine months ended September 30, 2005 are not necessarily indicative of the results that may be expected for the full year ending December 31, 2005.

--------------------------------------------------------------------------------
2. Change in Accounting Principle and New Accounting Pronouncements


SFAS No. 123(r) -- Accounting for Share-Based Payment

In December 2004, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(r)"), which is a revision of SFAS No. 123, "Accounting for Stock-Based Compensation." SFAS 123(r) requires recognition in the income statement of all share-based payments to employees based on their fair values. We had previously adopted the retroactive restatement method under SFAS No. 148, "Accounting for Stock-Based Compensation -- Transition and Disclosure" and restated all periods presented to reflect stock-based employee compensation cost under the fair value accounting method for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994.

We currently use the Black-Scholes formula to estimate the value of stock options granted to employees. We are evaluating the use of other acceptable option valuation models upon the required adoption of SFAS 123(r). SFAS 123(r) also requires the reporting of the benefits of tax deductions in excess of recognized compensation as financing cash flow rather than as an operating cash flow. In April 2005, the Securities and Exchange Commission ("SEC") deferred required implementation to January 1, 2006. We do not expect adoption of SFAS 123(r) to have a material effect on our results of operations, operating cash flows or financial position.

EITF 03-1 -- The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments

In March 2004, the FASB's Emerging Issues Task Force ("EITF") reached a final consensus on Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("EITF 03-1"). EITF 03-1 established impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also required the accrual of income on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The application of EITF 03-1 was to be effective for reporting periods beginning after June 15, 2004.

In September 2004, the FASB directed the FASB staff to issue further guidance on this topic in FASB Staff Position ("FSP") EITF No. 03-1-a, "Implementation Guidance for the Application of Paragraph 16 of EITF Issue No. 03-1" ("FSP EITF 03-1-a"). On September 30, 2004, the FASB delayed the effective date of the accounting and measurement provisions of EITF 03-1 in order to consider the further guidance included in FSP EITF 03-1-a. However, the disclosure requirements and the definition of other-than-temporary impairment ("OTTI") included in EITF 03-1 were not delayed, and accordingly we made the appropriate disclosures and utilized the definition of OTTI to evaluate all securities within the scope of EITF 03-1.

In November 2005, the FASB issued proposed FSP EITF 03-1-a, but retitled as FSP FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP FAS 115-1"). The guidance in FSP FAS 115-1 nullifies the accounting and measurement provisions of EITF 03-1, references existing OTTI guidance, and supersedes EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value." FSP FAS 115-1 will be applied prospectively and is effective for reporting periods beginning after December 15, 2005. Our existing policies for recognizing an OTTI are consistent with the guidance in FSP FAS 115-1, therefore we do not expect the adoption of FSP FAS 115-1 to have an effect on our consolidated financial condition or results of operations

Statement of Position 03-1

Effective January 1, 2004, we implemented the provisions of American Institute of Certified Public Accountants ("AICPA") Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("the SOP"). Adjustments arising from implementation, as discussed below, were recorded in net income as a cumulative effect of accounting change.

Lincoln National Life Insurance Company

2. Change in Accounting Principle and New Accounting Pronouncements (continued)


Guaranteed Minimum Death Benefit Reserves
Although there was no method prescribed under GAAP for guaranteed minimum death benefit ("GMDB") reserving until the issuance of the SOP, our Lincoln Retirement segment had been recording a reserve for GMDBs. At December 31, 2003, our GMDB reserve was $46.4 million. Adoption of the GMDB reserving methodology under the SOP resulted in a decrease to reserves of $9.7 million pre-tax. GMDB reserves were $12.3 million and $18.2 million at September 30, 2005 and December 31, 2004, respectively.

Application of the SOP impacts estimated gross profits ("EGPs") used to calculate the amortization of deferred acquisition costs ("DAC"), the present value of acquired blocks of in-force policies ("PVIF"), deferred sales inducements ("DSI"), and the liability for deferred front-end loads ("DFEL"). The benefit ratio approach under the SOP results in the accrual of a portion of future GMDB fees as a liability for future GMDB reserves. As a result, the EGPs used in our determination of DAC amortization are lower under the SOP. Therefore, upon adoption of the SOP in the first quarter of 2004, we reported an unfavorable DAC/PVIF/DSI/DFEL unlocking as a negative cumulative effect adjustment of $43.2 million pre-tax.

The combined effects of the GMDB reserve requirements and related unlocking adjustments from implementation of the SOP resulted in a charge to net income for the cumulative effect of accounting change of $35.3 million pre-tax ($22.9 million after-tax) in the first quarter of 2004.

Sales Inducements
LNL's Lincoln Retirement segment variable annuity product offerings include contracts that offer a bonus credit, typically ranging from 2% to 5% of each deposit. LNL also offers enhanced interest rates to variable annuity contracts that are under dollar cost averaging ("DCA") funding arrangements. Bonus credits and excess DCA interest are considered sales inducements under the SOP and, as such, are to be deferred as a sales inducement asset and amortized as a benefit expense over the expected life of the contract. Amortization is computed using the same methodology and assumptions used in amortizing DAC.

LNL previously deferred bonus credits as part of the DAC asset and reported the amortization of bonus credits as part of DAC amortization. Upon implementation of the SOP, LNL reclassified bonus credits of $45.2 million from DAC to DSI, which are reported in other assets on the balance sheet. Amortization of the DSI asset is reported as part of benefit expense.

Universal Life Contracts
LNL's Life Insurance segment offers an array of individual and survivor-life universal life insurance products that contain features for which the SOP might apply. A review of the products and their features for possible SOP implications concluded that no additional reserves would be necessary with the exception of the MoneyGuard product. MoneyGuard is a universal life insurance product with an acceleration of death benefit feature that provides convalescent care benefit payments when the insured becomes chronically ill. There is an optional extension of benefit rider available that will provide continuation of the convalescent care benefit payments once the total benefits from the base policy have been exhausted. The optional extended benefit payments can be for 2 years, 4 years, or the remaining life of the insured. Charges for the extension rider are deducted from the base policy account value and vary by the length of extension period selected. Adoption of the SOP in the first quarter of 2004 resulted in a charge recorded as a cumulative effect of accounting change of $2.7 million after-tax for the extension of benefit feature in MoneyGuard.

Statement of Position 05-1

In September 2005, the Accounting Standards Executive Committee of the AICPA issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 addresses the accounting for DAC on internal replacements other than those described in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." An internal replacement is defined by SOP 05-1 as a modification in product benefits, features, rights or coverages that occurs by (a) exchanging the contract for a new contract, (b) amending, endorsing or attaching a rider to the contract, or
(c) electing a feature or coverage within a replaced contract. Depending on the classification of the replacement contract and the type of benefit or feature added, SOP 05-1 provides guidance on how to account for the replaced contract's DAC, other deferred balances and the amortization of the deferrals. SOP 05-1 is to be applied prospectively and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. We are currently evaluating the potential effects of SOP 05-1 on our consolidated financial condition and results of operations.

--------------------------------------------------------------------------------
3. Federal Income Taxes

The effective tax rate is lower than the prevailing corporate federal income tax rate principally from tax-preferred investment income. LNL earns tax-preferred investment income that does not change proportionately with the overall change in earnings or losses before federal income taxes. LNL and eligible subsidiaries have elected to file consolidated federal and state income tax returns with LNC and certain of LNC's subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, LNL provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that LNL will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
4. Supplemental Financial Data


A rollforward of the balance sheet account, "Deferred Acquisition Costs," is as follows:

                                                       Nine Months
                                                          Ended
                                                      September 30,
                                                     2005      2004
                                                   --------  --------
                                                      (in millions)
                                                   ------------------
          Balance at beginning-of-period.......... $2,854.1  $2,526.5
          Deferral................................    646.0     602.1
          Amortization............................   (278.3)   (282.2)
          Adjustments related to realized gains on
           securities available-for-sale..........    (39.8)    (29.9)
          Adjustments related to unrealized
           (gains) losses on securities
           available-for-sale.....................    228.3     (29.4)
          Cumulative effect of accounting
           change.................................       --     (39.3)
                                                   --------  --------
          Balance at end-of-period................ $3,410.3  $2,747.8
                                                   ========  ========

Realized losses on investments on the Statements of Income for the nine months ended September 30, 2005 and 2004 are net of amounts amortized against deferred acquisition costs of $39.8 million and $29.9 million, respectively. In addition, realized gains and losses for the nine months ended September 30, 2005 and 2004 are net of adjustments made to policyholder reserves of $(1.0) million and $(1.6) million, respectively. LNL has either a contractual obligation or has a consistent historical practice of making allocations of investment gains or losses to certain policyholders.

Details underlying the income statement caption, "Underwriting, Acquisition, Insurance and Other Expenses," are as follows:

                                  Three Months        Nine Months
                                      Ended              Ended
                                  September 30,      September 30,
                                  2005     2004     2005      2004
                                -------  -------  --------  --------
                                            (in millions)
                                ------------------------------------
          Commissions.......... $ 206.1  $ 170.2     573.6  $  508.8
          Other volume related
           expenses............   128.3     74.1     352.7     291.0
          Operating and
           administrative
           expenses............   155.0    183.3     435.9     465.9
          Deferred acquisition
           costs net of
           amortization........  (190.5)  (112.6)   (367.7)   (319.9)
          Other intangibles
           amortization........    28.5     41.4      61.2      83.6
          Taxes, licenses and
           fees................    21.0     20.9      68.2      67.0
          Restructuring charges     2.7      4.4      28.0      17.9
                                -------  -------  --------  --------
          Total................ $ 351.1  $ 381.7  $1,151.9  $1,114.3
                                =======  =======  ========  ========

The carrying amount of goodwill by reportable segment was as follows:

                                    September 30, December 31,
                                        2005          2004
                                    ------------- ------------
                                          (in millions)
                                    --------------------------
                 Life Insurance....    $855.1        $855.1
                 Lincoln Retirement      64.1          64.1
                                       ------        ------
                 Total.............    $919.2        $919.2
                                       ======        ======

For intangible assets subject to amortization, the total gross carrying amount and accumulated amortization by segment are as follows:

                                       As of              As of
                                  September 30, 2005 December 31, 2004
                                  ------------------ ----------------
                                            Accumu-            Accumu-
                                   Gross     lated    Gross     lated
                                  Carrying  Amorti-  Carrying  Amorti-
                                   Amount   zation    Amount   zation
                                  --------  -------  --------  -------
                                            (in millions)
                                  -----------------------------------
            Present value of in-
             force:
              Lincoln Retirement. $  225.0   146.7   $  225.0  $132.4
              Life Insurance.....  1,254.2   574.6    1,254.2   527.7
                                  --------   -----   --------  ------
            Total................ $1,479.2   721.3   $1,479.2  $660.1
                                  ========   =====   ========  ======

The aggregate amortization expense for other intangible assets for the three months ended September 30, 2005 and 2004 was $28.5 million and $41.4 million, respectively. The aggregate amortization expense for other intangible assets for the nine months ended September 30, 2005 and 2004 was $61.2 million and $83.6 million, respectively.

Future estimated amortization of other intangible assets is as follows (in millions):

              Remainder of 2005-$18.0 2006-$69.6        2007-$66.6
                           2008-$67.5 2009-$64.3 Thereafter-$471.9

A reconciliation of the present value of insurance business acquired included in other intangible assets is as follows:

                                           September 30, December 31,
                                               2005          2004
                                           ------------- ------------
                                                 (in millions)
                                           -------------------------
           Balance at beginning of period.    $819.1       $ 921.8
           Interest accrued on unamortized
            balance (Interest rates range
            from 5% to 7%)................      33.1          49.9
           Amortization...................     (94.3)       (152.6)
                                              ------       -------
               Balance at end of period...    $757.9       $ 819.1
                                              ======       =======

Lincoln National Life Insurance Company

4. Supplemental Financial Data (continued)


Details underlying the balance sheet caption, "Contractholder Funds," are as follows:

                                        September 30, December 31,
                                            2005          2004
                                        ------------- ------------
                                              (in millions)
                                        --------------------------
              Premium deposit funds....   $21,984.4    $22,267.3
              Undistributed earnings on
               participating business..       123.3        145.3
              Other....................       740.2        714.0
                                          ---------    ---------
              Total....................   $22,847.9    $23,126.6
                                          =========    =========

Net income for the three and nine month periods ended September 30, 2004 includes an increase of $14.0 million pre-tax ($9.1 million after-tax) to the amortization of the deferred gain on indemnity reinsurance resulting from an adjustment to the deferred gain on the reinsurance business sold.

--------------------------------------------------------------------------------
5. Restrictions, Commitments and Contingencies


Statutory Restrictions.

The Company and its insurance subsidiaries are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNC. In general, a dividend is not subject to prior approval from the Indiana Insurance Commissioner ("Commissioner") provided LNL's statutory earned surplus is positive and the proposed dividend, plus all other dividends made within the twelve consecutive months prior to the date of the proposed dividend, does not exceed the standard limitation of the greater of 10% of the insurer's policyholders' surplus, as shown on its last annual statement on file with the Commissioner, or the insurer's statutory net gain for the previous calendar year. Based upon anticipated on-going positive statutory earnings and favorable credit markets, LNL could pay dividends of up to $293 million in 2005 without prior approval from the Commissioner.

LNL is recognized as an accredited reinsurer in the state of New York, which effectively enables it to conduct reinsurance business with unrelated insurance companies that are domiciled within the state of New York. As a result, it is also subject to the regulatory requirements that the state of New York imposes upon authorized insurers. These regulations include reserve requirements, which differ from Indiana's requirements. The New York regulations require LNL to report more reserves to the state of New York. As a result, the level of statutory surplus that LNL reports to New York is less than the statutory surplus reported to Indiana and the National Association of Insurance Commissioners. If New York requires us to maintain a higher level of capital to remain an accredited reinsurer in New York, LNL's ability to pay dividends to LNC could be constrained. However, we do not expect that LNL's ability to pay dividends during 2005 will be constrained as a result of our status in New York.

Marketing and Compliance Issues

There continues to be a significant amount of federal and state regulatory activity in the industry relating to numerous issues including market timing and late trading of mutual fund and variable insurance products and broker-dealer access arrangements. Like others in the industry, LNC has received related inquiries including requests for information and/or subpoenas from various authorities including the SEC, NASD, the New York Attorney General and other authorities. LNL is in the process of responding to these inquiries and continues to cooperate fully with such authorities.

Regulators also continue to focus on replacement and exchange issues. Under certain circumstances companies have been held responsible for replacing existing policies with policies that were less advantageous to the policyholder. LNL's management continues to monitor compliance procedures to minimize any potential liability. Due to the uncertainty surrounding all of these matters, it is not possible to provide a meaningful estimate of the range of potential outcomes; however it is management's opinion that future developments will not materially affect the Company's consolidated financial position.

Other Contingency Matters

LNL and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the Company's consolidated results of operations or financial position.

LNL has pursued claims with its liability insurance carriers for reimbursement of certain costs incurred in connection with the settlement of the class action lawsuits alleging fraud in the sale of LNL non-variable universal life and participating whole life policies issued between January 1, 1981 and December 31, 1998, and the settlement of claims and litigation brought by owners that opted out of the class action settlement. LNL had previously settled claims against three liability carriers on a favorable basis, and in the second quarter of 2004, settled claims with the remaining carrier on a favorable basis.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a

Lincoln National Life Insurance Company

5. Restrictions, Commitments and Contingencies (continued)

reduction in future premium taxes in some states. LNL has accrued for expected assessments net of estimated future premium tax deductions.

Reinsurance

Our amounts recoverable from reinsurers represents receivables from and reserves ceded to reinsurers. We obtain reinsurance from a diverse group of reinsurers and monitor concentration as well as financial strength ratings of our principal reinsurers. Our principal reinsurers are strongly rated companies, with Swiss Re representing the largest exposure. We sold our reinsurance business to Swiss Re primarily through indemnity reinsurance arrangements in 2001. Because we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $4.1 billion at September 30, 2005, and is included in amounts recoverable from reinsurers. During 2004, Swiss Re funded a trust for $2.0 billion to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our funds withheld and embedded derivative liabilities at September 30, 2005 included $1.7 billion and $0.2 billion, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as deferred gain in the liability section of our Consolidated Balance Sheet in accordance with the requirements of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts". The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years.

Because the reserves related to the personal accident business are based upon various estimates that are subject to considerable uncertainty, the reserves carried on the Consolidated Balance Sheet at September 30, 2005 may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under SFAS No.113 we would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, we would record a corresponding increase in reinsurance recoverable from Swiss Re. However, SFAS No.113 does not permit us to take the full benefit in earnings for the recording of the increase in the reinsurance recoverable in the period of the change. Rather, we would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. No cash would be transferred between Swiss Re and us as a result of these developments.

Guarantees

LNL has guarantees with off-balance-sheet risks whose contractual amounts represent credit exposure. Outstanding guarantees with off-balance sheet risks had contractual values of $4.0 million and $4.6 million at September 30, 2005 and December 31, 2004, respectively.

LNL has sold commercial mortgage loans through grantor trusts, which issued pass-through certificates. LNL has agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default by the borrowers, LNL has recourse to the underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to LNL. These guarantees expire in 2009.

Derivative Instruments

LNL maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency risk, equity risk, and credit risk. LNL assesses these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure, and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of LNL's interest rate risk management strategy include interest rate swaps and interest rate caps. Derivative instruments that are used as part of LNL's foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock are used as part of LNL's equity market risk management strategy. LNL also uses credit default swaps as part of its credit risk management strategy.

By using derivative instruments, LNL is exposed to credit and market risk. If the counterparty fails to perform, credit risk is equal to the extent of the fair value gain in the derivative. When the fair value of a derivative contract is positive, this generally indicates that the counterparty owes LNL and, therefore, creates a payment risk for LNL. When the fair value of a derivative contract is negative, LNL owes the counterparty and therefore LNL has no payment risk. LNL minimizes the credit (or payment) risk in derivative instruments by entering into transactions with high quality counterparties that are reviewed periodically by LNL. LNL also maintains a policy of requiring that all derivative contracts be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement.

Lincoln National Life Insurance Company

5. Restrictions, Commitments and Contingencies (continued)


LNL is required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under the majority of ISDA agreements and as a matter of policy, LNL has agreed to maintain financial strength or claims-paying ratings above S&P BBB and Moody's Baa2. LNL is required to maintain long-term senior debt ratings above S&P BBB and Moody's Baa2. A downgrade below these levels would result in termination of the derivatives contract at which time any amounts payable by LNL would be dependent on the market value of the underlying derivative contract. In certain transactions, LNL and the counterparty have entered into a collateral support agreement requiring LNL to post collateral upon significant downgrade. LNL also requires for its own protection minimum rating standards for counterparty credit protection. LNL is required to maintain financial strength or claims-paying ratings above S&P A- and Moody's A3 under certain ISDA agreements, which collectively do not represent material notional exposure. LNL does not believe the inclusion of termination or collateralization events pose any material threat to its liquidity position.

Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. LNL manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken.

LNL's derivative instruments are monitored by LNC's risk management committee as part of that committee's oversight of LNL's derivative activities. LNC's derivative instruments committee is responsible for implementing various hedging strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are then incorporated into LNL's overall risk management strategies.

--------------------------------------------------------------------------------
6. Insurance Benefit Reserves


We issue variable contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of GMDB features and a Guaranteed Minimum Withdrawal Benefit ("GMWB"). The GMDB features generally include those where we contractually guarantee that the contractholder receives (a) a return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, or
(c) the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following such contract anniversary.

The following table provides information on the GMDB features outstanding at September 30, 2005 and December 31, 2004. (Note that our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) The net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the respective balance sheet dates.

                                          September 30, December 31,
                                              2005          2004
                                            In the Event of Death
                                          -------------------------
                                            (dollars in billions)
                                          -------------------------
            Return of net deposit
              Account value..............     $30.6        $28.4
              Net amount at risk.........       0.1          0.2
              Average attained age of
               contractholders...........        53           52
            Return of net deposits plus a
             minimum return
              Account value..............     $ 0.3        $ 0.3
              Net amount at risk.........        --           --
              Average attained age of
               contractholders...........        66           65
              Guaranteed minimum return..         5%           5%

                                          September 30, December 31,
                                              2005          2004
                                            In the Event of Death
                                          --------------------------
                                            (dollars in billions)
                                          --------------------------
            Highest specified anniversary
             account value minus
             withdrawals post anniversary
              Account value..............     $17.8        $15.6
              Net amount at risk.........       0.4          0.6
              Average attained age of
               contractholders...........        63           62

Approximately $6.9 billion and $4.2 billion of separate account values at September 30, 2005 and December 31, 2004 were attributable to variable annuities with a GMWB feature. This GMWB feature offers the contractholder a guarantee equal to the initial deposit adjusted for any subsequent purchase payments or withdrawals. There are one-year and five-year step-up options, which allow the contractholder to step up the guarantee. GMWB features are considered to be derivatives under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" resulting in the guarantees being recognized at fair value, with changes in fair value reported in net income.

LNL cedes all of its GMWB and substantially all of its GMDB risk to LNR Barbados, a wholly-owned subsidiary of LNC. LNL paid premiums of $76.5 million and $68.3 million in the nine months ended September 30, 2005 and 2004, respectively, related to this reinsurance agreement. These reinsurance premiums reflect as an offset in insurance premiums in the Consolidated Statement of Income.

Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
7. Segment Information


LNL has two business segments: Lincoln Retirement and Life Insurance.

The following tables show financial data by segment:

                                  Three Months         Nine Months
                                      Ended               Ended
                                  September 30,       September 30,
                                 2005      2004      2005      2004
                               --------  --------  --------  --------
                                            (in millions)
                               --------------------------------------
          Revenue:
          Segment Operating
           Revenues:
            Lincoln
             Retirement....... $  543.3  $  506.9  $1,600.8  $1,549.6
            Life Insurance....    490.5     480.6   1,468.3   1,447.6
          Other Operations....    287.9     197.4     838.2     646.3
          Consolidating
           Adjustments........   (133.6)    (50.3)   (386.0)   (220.8)
          Net realized
           investment
           results............      4.8     (33.2)     (7.8)    (49.8)
          Reserve development,
           net of related
           amortization on
           business sold
           through
           reinsurance........      0.3       0.3       1.0       1.0
                               --------  --------  --------  --------
              Total........... $1,193.2  $1,101.7  $3,514.5  $3,373.9
                               ========  ========  ========  ========

                                       Three Months     Nine Months
                                           Ended           Ended
                                       September 30,   September 30,
                                       2005    2004    2005    2004
                                      ------  ------  ------  ------
                                               (in millions)
                                      ------------------------------
          Net Income
          Segment Income from
           Operations:
            Lincoln Retirement....... $118.6  $ 91.8  $314.9  $288.9
            Life Insurance...........   74.7    55.2   217.4   205.6
          Other operations...........  (11.1)    1.8   (26.6)  (21.3)
          Other Items................   (1.8)   (2.9)  (18.2)  (11.6)
          Net realized investment
           results...................    3.1   (21.6)   (5.1)  (32.4)
          Reserve development, net of
           related amortization on
           business sold through
           reinsurance...............    0.2     0.2     0.6     0.6
            Income before cumulative
             effect of accounting
             change..................  183.7   124.5   483.0   429.8
          Cumulative effect of
           accounting change.........     --      --      --   (25.6)
                                      ------  ------  ------  ------
          Net Income................. $183.7  $124.5  $483.0  $404.2
                                      ======  ======  ======  ======

--------------------------------------------------------------------------------
8. Pension and Postretirement Benefit Plans


Components of Net Periodic Pension Cost -- U.S. Plans

The components of net defined benefit pension plan and post-retirement benefit plan expense are as follows:

                                                          Other Post-
                                              Pension     retirement
                                             Benefits     Benefits
                                           ------------   -----------
                                           For the three months ended
                                                September 30,
                                            2005    2004  2005  2004
                                           -----   -----  ----  ----
             (in millions)
             Service cost................. $ 4.7   $ 4.3  $0.4  $0.4
             Interest cost................   7.2     7.1   1.2   1.1
             Expected return on plan
              assets......................  (9.7)   (8.8)   --    --
             Amortization of prior service
              cost........................  (0.4)   (0.5)   --    --
             Recognized net actuarial
              losses......................   0.3      --   0.2    --
                                           -----   -----  ----  ----
             Net periodic benefit expense. $ 2.1   $ 2.1  $1.8  $1.5
                                           =====   =====  ====  ====

                                                          Other Post-
                                              Pension     retirement
                                             Benefits     Benefits
                                          --------------  -----------
                                          For the nine months ended
                                                September 30,
                                           2005    2004   2005  2004
                                          ------  ------  ----  ----
            (in millions)
            Service cost................. $ 13.9  $ 12.9  $1.3  $1.3
            Interest cost................   21.6    21.4   3.6   3.4
            Expected return on plan
             assets......................  (28.9)  (26.4)   --    --
            Amortization of prior service
             cost........................   (1.4)   (1.6)   --    --
            Recognized net actuarial
             losses......................    0.9    (0.7)  0.5   0.1
                                          ------  ------  ----  ----
            Net periodic benefit expense. $  6.1  $  5.6  $5.4  $4.8
                                          ======  ======  ====  ====

Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
9. Restructuring Charges


All restructuring charges recorded by LNL are included in underwriting, acquisition, insurance and other expenses on the Consolidated Statements of Income in the period incurred.

2005 Restructuring Plan
During May 2005, Lincoln Financial Advisors implemented a restructuring plan to realign its field management and financial planning support areas. Total pre-tax restructuring charges incurred during the first nine months of 2005 were $6.6 million. These charges, which are included in Other Operations, included employee severance and termination benefits of $3.8 million and rent on abandoned office space of $2.8 million. The remaining reserves totaled $3.1 million at September 30, 2005. The plan is expected to be completed by the third quarter of 2006, except for lease payments on vacated space which run through 2008.

2003 Restructuring Plans
In January 2003, the Life Insurance segment announced that it was realigning its operations in Hartford, Connecticut and Schaumburg, Illinois to enhance productivity, efficiency and scalability while positioning the segment for future growth. In February 2003, Lincoln Retirement announced plans to consolidate its fixed annuity operations in Schaumburg, Illinois into Fort Wayne, Indiana. In June 2003, LNL announced that it was combining its retirement and life insurance businesses into a single operating unit focused on providing wealth accumulation and protection, income distribution and wealth transfer products. The realigned organization has significantly reduced operating expenses while positioning LNL for future growth. In August 2003, LNL announced additional realignment activities, which impact all of LNL's operations.

The following table provides information about the 2003 restructuring plans.

                                                                       Life Insurance Fixed Annuity   Realignment
                                                                        Realignment   Consolidation   June/August
                                                                        January 2003  February 2003      2003       Total
                                                                                      (in millions pre-tax)
                                                                       ---------------------------------------------------
Total expected charges, net of reversals, as of September 30, 2005.... $         25.7 $          4.8 $         85.3 $115.8
                                                                       -------------- -------------- -------------- ------
Incurred through 2004
  Employee severance and termination benefits......................... $          7.0 $          1.9 $         28.8 $ 37.7
  Write-off of impaired assets........................................            1.9             --            2.6    4.5
Other Costs:
  Rent on abandoned office space......................................            6.1            2.2            5.0   13.3
  Other...............................................................            7.4            0.2            1.9    9.5
                                                                       -------------- -------------- -------------- ------
Total restructuring charges (pre-tax) through 2004....................           22.4            4.3           38.3   65.0
Expended through 2004.................................................           21.6            3.9           34.3   59.8
                                                                       -------------- -------------- -------------- ------
Reversed through 2004.................................................             --             --            1.4    1.4
                                                                       -------------- -------------- -------------- ------
Restructuring reserve at December 31, 2004............................ $          0.8 $          0.4 $          2.6 $  3.8
                                                                       -------------- -------------- -------------- ------
Restructuring charges in the first nine months of 2005:
Employee severance and termination benefits........................... $           --             --            1.0    1.0
Write-off of impaired assets..........................................             --             --           16.5   16.5
Other Costs:
  Rent on abandoned office space......................................             --             --            0.8    0.8
  Other...............................................................            1.4             --            1.6    3.0
                                                                       -------------- -------------- -------------- ------
Total restructuring charges in the first nine months of 2005 (pre-tax)            1.4             --           19.9   21.3
Amounts expended or written off in the First nine months of 2005......            1.4             --           22.0   23.4
                                                                       -------------- -------------- -------------- ------
Restructuring reserve at September 30, 2005........................... $          0.8 $          0.4 $          0.5 $  1.7
                                                                       ============== ============== ============== ======
Additional amounts expended that do not qualify as restructuring
 charges.............................................................. $          2.0            0.5           19.7   22.2
Expense savings realized in 2004...................................... $         20.0 $          6.4 $         62.0 $ 88.4
Total expected annual expense savings (pre-tax)....................... $         20.0 $          6.4 $         87.0 $113.4
Expected completion date..............................................  4/th/ Quarter  4/th/ Quarter  4/th/ Quarter
                                                                                 2005           2005           2005

Pre-tax restructuring charges for the June/August realignment activities for the nine months ended September 30, 2005 were reported in the following segments: Retirement ($16.3 million), Life Insurance ($3.2 million), and Other Operations ($0.4 million).

Pre-tax restructuring charges, for the June/August realignment activities for the nine months ended September 30, 2004 were reported in the following segments: Retirement ($6.1 million), Life Insurance ($0.6 million), and Other Operations ($7.5 million).

Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
10. Subsequent Events

On October 9, 2005, LNC entered into an agreement to merge with Jefferson-Pilot Corporation. Jefferson-Pilot, through its subsidiaries, offers full lines of individual and group life insurance products, annuity and investment products, and it operates television and radio stations.

                  Lincoln National Variable Annuity Account H

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

     1. Part A

     The Table of Condensed Financial Information is incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on April 20, 2005.

     2. Part B

     The following financial statements for the Variable Account are included in Part B of this Registration Statement.

     Statement of Assets and Liabilities - December 31, 2005
     Statement of Operations - Year ended December 31, 2005
     Statements of Changes in Net Assets - Years ended December 31, 2005 and
       2004
     Notes to Financial Statements - December 31, 2005
     Report of Independent Registered Public Accounting Firm

     3. Part B

     The following unaudited consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration Statement:

     Consolidated Balance Sheets (unaudited) - September 30, 2005 and December
       31, 2004
     Consolidated Statements of Income (unaudited) - For the Three-Month and
       Nine-Month Periods ended September 30, 2005 and 2004
     Consolidated Statements of Shareholder's Equity (unaudited) - For the
       Three-Month and Nine-Month Periods ended September 30, 2005 and 2004 Consolidated Statements of Cash Flows (unaudited) - For the Three-Month and Nine-Month Periods ended September 30, 2005 and 2004
     Notes to Consolidated Financial Statements (unaudited) - September 30,
       2005

     The following consolidated financial statements for The Lincoln National Life Insurance Company are incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on April 20, 2005.

     Consolidated Balance Sheets - December 31, 2004 and 2003
     Consolidated Statements of Income - Years ended December 31, 2004, 2003, and 2002
     Consolidated Statements of Shareholder's Equity - Years ended December 31,
       2004, 2003, and 2002
     Consolidated Statements of Cash Flows - Years ended December 31, 2004,
       2003, and 2002
     Notes to Consolidated Financial Statements - December 31, 2004
     Report of Independent Registered Public Accounting Firm

(b) List of Exhibits

(1) Resolutions of the Board of Directors of The Lincoln National Life Insurance Company establishing Separate Account H incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 33-27783) filed on December 5, 1996.

(2) None.

(3) Selling Group Agreement American Legacy Suite of Products incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-35784) filed on April 21, 2004.

(4)(a) Variable Annuity Contract incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-35784) filed on July 10, 2000.

   (b) Amendment No. 1 (EEB Rider) to Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-35784) filed on April 12, 2001.

   (c) Amendment No. 2 (I4L-Q) to Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-35784) filed on April 10, 2002.

   (d) Amendment No. 3 (I4L-NQ) to Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-35784) filed on April 10, 2002.

   (e) Variable Annuity Income Rider (I4LA-NQ) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-35784) filed on October 11, 2002.

   (f) Variable Annuity Income Rider (I4LA-Q) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-35784) filed on October 11, 2002.

   (g) IRA Contract Amendment (28877-E) incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-35784) filed on April 24, 2003.

   (h) IRA Contract Amendment (28877-E) incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-35784) filed on April 24, 2003.

   (i) Variable Annuity Income Rider (I4L NQ PR 8/03) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-35784) filed on April 21, 2004.

   (j) Variable Annuity Income Rider (I4L Q PR 8/03) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-35784) filed on April 21, 2004.

   (k) Roth IRA Endorsement (5305-RB) incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-35784) filed on April 24, 2003.

   (l) Contract Benefit Data (I4LA-CB) incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-35784) filed on April 24, 2003.

   (m) Contract Benefit Data (I4LA-CB-PR) incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-35784) filed on April 24, 2003.

   (n) Variable Annuity Income Rider (I4LA-NQ) incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-35784) filed on April 24, 2003.

   (o) Variable Annuity Income Rider (I4LA-Q-PR) incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-35784) filed on April 24, 2003.

   (p) Variable Annuity Income Rider (I4LA-NQ-PR) incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-35784) filed on April 24, 2003.

   (q) Variable Annuity Rider (32793) incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-35784) filed on April 24, 2003.

   (r) Section 403(b) Annuity Endorsement (32481-I) incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-35784) filed on April 24, 2003.

   (s) Accumulated Benefit Enhancement Rider (32414) incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-35784) filed on April 24, 2003.

   (t) Estate Enhancement Death Benefit Rider (32151-A) incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-35784) filed on April 24, 2003.

   (u) Enhanced Guaranteed Minimum Death Benefit Rider (32149) incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-35784) filed on April 24, 2003.

   (v) Guarantee of Principal Death Benefit Rider (32148) incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-35784) filed on April 24, 2003.

   (w) Variable Annuity Rider (32793HWM 4/04) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-35784) filed on June 9, 2004.

   (x) Variable Annuity Contract (30070-B) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-61554) filed on August 17, 2001.

   (y) Persistency Credit Rider (32154) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.

   (z) Variable Annuity Income Rider (i4LA-NQ 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

   (aa) Variable Annuity Income Rider (i4LA-Q 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

   (bb) Variable Annuity Income Rider (i4LA-NQ-PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

   (cc) Variable Annuity Income Rider (i4LA-Q-PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.

   (dd) Guaranteed Income Later Rider (4LATER 2/06) incorporated herein by reference to Post-Effective Amendment No. 23 (File No. 333-36316) filed on April 4, 2006.

(5) Application incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-35784) filed on April 10, 2002.

(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company are incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-40937) filed on November 9, 1998.

   (b) By-laws of The Lincoln National Life Insurance Company are incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-40937) filed on November 9, 1998.

(7) Not applicable.

(8)(a) Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and Lincoln National Life Insurance Company incorporated by reference to Lincoln National Growth and Income Fund, Form N-1A, Amendment No. 21 (File No. 2-80741) filed on April 10, 2000.

     (b) Amendment dated January 3, 2001 to Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-18419) filed on April 9, 2002.

     (c) Fund Participation Agreement among The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York, American Funds Insurance Series and Capital Research and Management Company incorporated herein by reference to Post-Effective Amendment No. 11 (File No. 333-35784) filed on April 20, 2005.

(9) Opinion and consent of Mary Jo Ardington, Counsel, The Lincoln National Life Insurance Company as to legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-35784) filed on July 10, 2000.

(10) Consent of Independent Registered Public Accounting Firm.

(11) Not applicable

(12) Not applicable

(13) Not applicable

(14) Not applicable

(15) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-92298) filed on January 27, 2006.

(16) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company.

Item 25. Directors and Officers of the Depositor

   The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln National Variable Annuity Account H as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.

Name                          Positions and Offices with Depositor
---------------------------   -------------------------------------------------------------
Frederick J. Crawford**       Chief Financial Officer and Director
Jude T. Driscoll****          Director
Christine S. Frederick***     Vice President and Chief Compliance Officer
Dennis Glass***               President and Director
Barbara Kowalczyk**           Director
See Yeng Quek****             Senior Vice President, Chief Investment Officer and Director
Dennis L. Schoff**            Senior Vice President and General Counsel
Michael S. Smith*             Senior Vice President, Chief Risk Officer and Director
Rise' C.M. Taylor*            Treasurer and Vice President
C. Suzanne Womack**           Secretary and Second Vice President

         * Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802

         ** Principal business address is Center Square West Tower, 1500 Market Street-Suite 3900, Philadelphia, PA 19102-2112

        *** Principal business address is 350 Church Street, Hartford, CT 06103

**** Principal business address is One Commerce Square, 2005 Market Street, 39th Floor, Philadelphia, PA 19103-3682

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

     See Exhibit 15: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners

As of February 28, 2006 there were 311,485 contract owners under Account H.

Item 28. Indemnification

     (a) Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

   (a) Lincoln Life currently serves as Principal Underwriter for: Lincoln National Variable Annuity Fund A (Group & Individual); Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J;

     Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y.

     (b) See Item 25.

     (c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by Delaware Management Company, One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

(d) Lincoln Life hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

(e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs
    (1) through (4) set forth in that no-action letter.

Item 33.

For contracts sold in connection with the Texas Optional Retirement Program, Registrant is relying on Rule 6c-7 and represents that paragraphs (a) through
(d) of that rule have been complied with.

                                   SIGNATURES

a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Post-Effective Amendment No. 14 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 5th day of April, 2006.

      Lincoln National Variable Annuity Account H (Registrant)
      American Legacy III C Share
      By:   /s/ Heather Dzielak
            ------------------------------------
            Heather Dzielak
            Vice President, The Lincoln National Life Insurance Company
            (Title)

      THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
      (Depositor)
      By:   /s/ Rise' C.M. Taylor
            ------------------------------------
            Rise' C.M. Taylor
            (Signature-Officer of Depositor)
            Vice President, The Lincoln National Life Insurance Company
            (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 5, 2006.

Signature                        Title
*                                President and Director (Principal Executive Officer)
------------------------------
Dennis R. Glass
*                                Chief Financial Officer and Director (Principal Financial
------------------------------   Officer/Principal Accounting Officer)
Frederick J. Crawford
*                                Director
------------------------------
Michael S. Smith
*                                Director
------------------------------
Jude T. Driscoll
*                                Director
------------------------------
Barbara S. Kowalczyk
*                                Director
------------------------------
See Yeng Quek

*By:/s/ Heather Dzielak          Pursuant to a Power of Attorney
 ---------------------------
  Heather Dzielak

                                      B-6